UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Annual Report

December 31, 2017

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
14	Information About Your Portfolio’s Expenses
16	Portfolio Holdings Presented by Sector
17	Portfolios of Investments
17	Lazard Retirement US Strategic Equity Portfolio
19	Lazard Retirement US Small-Mid Cap Equity Portfolio
21	Lazard Retirement International Equity Portfolio
23	Lazard Retirement Emerging Markets Equity Portfolio
25	Lazard Retirement Global Dynamic Multi-Asset Portfolio
36	Notes to Portfolios of Investments
40	Statements of Assets and Liabilities
42	Statements of Operations
44	Statements of Changes in Net Assets
46	Financial Highlights
51	Notes to Financial Statements
64	Report of Independent Registered Public Accounting Firm
65	Proxy Voting Results
66	Board of Directors and Officers Information
69	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly during 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 21.8% in 2017. Markets continued to rally into 2018 as investors gained confidence in the US economy’s ability to withstand global geopolitical risks, coupled with optimism that the Trump administration would decrease regulation and work with Congress to lower corporate taxes and increase defense and infrastructure spending. Economic data were generally strong during the year, as employment reports broadly exceeded expectations and the economy posted GDP growth of 3.0% or greater in the final two quarters of the year, auto sales recovered in the latter half of the year, and consumer confidence reached a 17-year high in November. Investors were also enthusiastic about the passage of a tax reform bill in December, which carried an expectation of economic growth through lower tax rates for many businesses and individual taxpayers.

International Equities

The strength of the global economy over the past year exceeded expectations, with positive growth occurring in all major regions, albeit off low levels. Outside the United States, earnings growth of over 20% drove stock returns higher in 2017 as measured by the MSCI EAFE® Index. Sector leadership was dominated by cyclicals, and more specifically by information technology. More defensive, and some higher-quality sectors such as consumer staples, healthcare, and telecommunications, lagged in this market.

As with sectors, regions with higher exposure to the global economy outperformed, driven by rising global growth prospects, a weaker US dollar, and the improvement of industrial commodities prices. These factors especially benefited emerging markets, which generated extraordinary returns of 37.3% in 2017. Emerging markets technology companies were especially favored by investors seeking companies with higher revenue and earnings growth—as well as higher valuations. Among developed markets, Japan generated significant returns in the fourth quarter, nearly matching the EAFE benchmark for the year after lagging in the first three quarters. Continental European equities outperformed the MSCI EAFE Index in US dollar terms in 2017, boosted by stronger currencies. UK equities generated solid absolute returns in the year but modestly lagged the broader EAFE market amidst a challenging political backdrop and Brexit negotiations, which pushed valuation multiples lower.

Market sentiment has continued to rise above already high levels, and markets are near or past their historic highs—despite continued valuation, geopolitical, and credit risks. Our general impression is that the markets appear complacent and are extrapolating the current improved economic climate into the future. This further exacerbates the disconnect between high growth expectations and interest rates, which are at historic lows.

Emerging Markets Equities

Emerging markets equities enjoyed a strong year, driven by investor optimism about higher anticipated global economic growth. The MSCI Emerging Markets® Index increased by more than 37%, as measured in US dollar terms, in 2017, driven to a large extent by earnings improvements in China and Korea. Stocks in Asia substantially outperformed stocks in Latin America and eastern Europe. Information technology was, by some margin, the best-performing sector, aided by high revenue and profit growth. Commodity prices were generally weak in the first half of the year, but then strengthened in the second half with copper and crude oil prices rising markedly. The year also had political and economic tensions, including several missile launches by North Korea and the first year of the Trump administration, which involved some changes to long-term US policy, such as protectionism, as well as some reflationary effects.

The election victory of Emmanuel Macron in France was an important factor in supporting markets in eastern Europe. Returns were decent in the Czech Republic and strong in Hungary. Returns were particularly strong in Poland, where the nationalist policies of the government had been scrutinized. Stocks in Turkey were affected by a constitutional vote and worsening relations with many European nations, but ultimately finished modestly stronger than the index as investors became more confident of corporate earnings growth. South Africa also endured a turbulent year under President Jacob Zuma’s leadership, but finally flourished

Annual Report	3

as Cyril Ramaphosa was narrowly elected the African National Congress President. Qatari equities suffered as several of its regional neighbors labeled it a sponsor of terrorism and cut off diplomatic relations.

Although all Latin American markets registered positive returns over the year, the performance within countries varied. Mexican stocks rebounded in the first half of the year as it appeared that the North American Free Trade Agreement renegotiation would proceed more smoothly only to see this trend reverse in the second half of the year. Brazilian stocks experienced high volatility and considerable weakness after a recording of President Michel Temer apparently condoning corruption were made public. Temer fought against impeachment attempts and stayed in place, although this delayed, and may still diminish, any significant reforms. Chilean equities were helped by rebounding copper prices as well as Sebastian Pinera’s presidential victory.

Chinese stocks performed very strongly in 2017. Particularly impressive returns were witnessed in the internet-related industry where stocks like Tencent and Alibaba rose sharply amid considerably high revenue growth expectations. Despite the impeachment of President Park and a jail sentence for Samsung Electronics’ acting CEO, Korean stocks were bolstered due to improving expectations for exports as well as stronger and more stable semiconductor prices. Indian equities benefited from several Bharatiya Janata Party state election victories as well as measures announced to recapitalize the government-controlled banks. Thai stocks were aided by increasing exports and a strengthening economy. Pakistan was the worst-performing country in the MSCI Emerging Markets Index, negatively affected by a corruption scandal involving the president as well as technical changes involving the country’s move between frontier and emerging markets.

All sectors recorded positive returns in 2017. Information technology substantially outperformed all other industries. In addition, real estate and consumer discretionary sectors performed well. The weakest-performing sectors during the year were utilities and telecommunication services.

Multi-Asset

Global equities had strong gains over the year. The MSCI World® Index generated positive month-end returns for twelve consecutive months in 2017 in US dollar terms. This pattern reflected a very low volatility environment. European equities outperformed despite important elections in France and Germany. The Japanese market also did well due in part to some evidence of improving corporate governance. In terms of sectors, investors continued to push up prices of technology stocks, while defensive sectors such as utilities and consumer staples lagged. The energy sector struggled throughout the period, despite a recovery in crude prices toward the second half of the year.

The global economy ended 2017 on a strong note, fueled by a supportive monetary and fiscal policy environment, solid labor markets, robust global trade and manufacturing activity, and benign inflation in many countries. Interest rate movements were relatively subdued toward year-end, as rate markets in parts of Europe and the United States sold off slightly given exceptionally strong economic growth reports in these regions. German export and inflation data continued to surge, which helped the economies of Germany’s neighboring countries, especially in eastern Europe.

During the fourth quarter, Jerome Powell was named to succeed Janet Yellen as Fed Chair and is widely expected to maintain current Fed policy. The European Central Bank (ECB) also announced that it would extend its quantitative easing program through September 2018, lowering its monthly bond purchases to 30 billion euro.

Synchronized global growth and stable inflation supported risk appetite during the year (more so in equities than fixed income) as did the passage of the US Tax Cuts and Jobs Act. This improved sentiment helped many smaller markets around the world, except for countries such as Venezuela and Turkey, which experienced events that were generally negative for interest rates and flows in these regions.

Global credit sectors and spreads continued their march forward, underpinned by strong investor demand and capital inflows, along with generally

4	Annual Report

robust equity markets. The global sovereign and corporate issuance market was active and a variety of higher and lower quality credits came to market, possibly as issuers take advantage of the relatively stable environment.

Currency markets yielded mixed results in 2017 as interest rate differentials, inflation trends, politics, and idiosyncratic events influenced price action. The US dollar weakened overall for the year despite progress on US tax reforms and stronger economic data, which propelled the US dollar higher in October.

The euro, Japanese yen, and British pound gained 14.2%, 3.8%, and 9.5% versus the US dollar in 2017, respectively. We believe the euro’s strength is supported by the ECB’s pivot toward a reduction of monetary stimulus in 2018. The Japanese yen is supported by rapidly improving growth metrics, a slight shift in monetary policy rhetoric, and supportive technical factors.

Lazard Retirement US Strategic Equity Portfolio

For the year ended December 31, 2017, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 18.10%, as compared with the 21.83% return for the S&P 500 Index.

Stock selection in the financials sector aided performance. Shares of diversified financial services provider Citigroup rose amid optimism around industry deregulation, tax reform, and the prospect of stronger capital returns following the Fed’s annual stress tests. A lack of exposure to utilities also helped returns, as the sector was among the worst performers in the benchmark during the period.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of Molson Coors fell following poor communication at the company’s investor day, combined with a number of transitory factors. Stock selection in the health care sector also hurt returns. Shares of Medtronic fell in response to unexpected, temporary supply constraints in its diabetes business and potential changes to reimbursements in the Chinese medical device market.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2017, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 13.95%, as compared with the 16.81% return for the Russell 2500® Index.

Stock selection in the industrials sector helped performance. Shares of Proto Labs rose after the company reported quarterly earnings above expectations, driven by strong revenues. We sold our position in December, as the stock approached our target valuation. Stock selection and an underweight position in the consumer staples sector also helped returns. Shares of Sprouts Farmers Market rose amid ongoing speculation that the company could be an acquisition target.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell along with the peers amid weaker winter demand, delayed tax refunds, and pressure from Amazon’s expansion into the auto parts space. We sold our position in July, as our thesis had changed. Stock selection in the financials sector also hurt returns. Shares of Home BancShares fell after regulatory factors and negative impacts from Hurricane Irma worried investors.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2017, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 22.33%, as compared with the 25.03% return for the MSCI EAFE Index.

The majority of the underperformance occurred in January, which was a continuation of the second half of the 2016 low-quality rally. During that period, investors bid up lower-quality equities as the global economy strengthened, central banks remained mostly accommodative, and the Trump administration’s campaign promises on taxes, reform, and infrastructure drove up investor expectations for improving global growth. While the difference in performance during this period between low-quality and high-quality stocks (as defined by ROE) was not unusual, the quickness was significant in historical terms. Since the dominance of low-quality equities ended in the middle of the first quarter of 2017,

Annual Report	5

investors have increasingly focused on fundamentals, making stock selection once again the driver of attribution. International equity prices were rewarded for improved global economic growth, more margin leverage, and cheaper currencies. Strong stock selection has been a differentiator, as the tailwinds that supported markets—especially stimulative central bank policy, increasing global economic growth off low levels, few signs of inflation, and hopes of a US-led fiscal package—are now well reflected in elevated valuations of lower-quality cyclicals. This environment was favorable for skilled stock selection, as the non-idiosyncratic factors that dominated the market from the second half of 2016 through the beginning of 2017 faded further.

Stock selection in the healthcare sector detracted from performance during the year, as our holding in Shire underperformed. Despite consistently strong fundamentals and an attractive valuation, Shire has struggled due to investor concerns over debt levels, its hemophilia franchise and, most recently, the departure of its CFO. After the announcement of this departure, we met with Shire management and concluded that our investment thesis remained intact. Elsewhere, industrials sector company Assa Abloy underperformed. Despite rising slightly for the year, the stock underperformed during the fourth quarter, the result of transitory issues in China, rising materials costs, and the CEO’s retirement announcement. Lastly, cash also continued to be a significant drag on relative performance for the year. As equity markets continued to rise during the year, and valuations remain elevated in historical terms, we have trimmed or sold some investments that have reached our target valuations faster than we have been able to replace them. Our cash exposure—which historically averages less than 5% of assets—is a byproduct of our process and is not a managed allocation. Our intention, as always, is to remain fully invested.

In contrast, stock selection in the consumer discretionary sector was additive to relative returns. Shares of Japanese retailer Don Quijote rose after reporting strong results driven by better sales and cost control, leading to operating profit margin expansion, while also increasing guidance. In the industrials sector,

Dutch software company Wolters Kluwer was a strong performer throughout the year. Stock selection in the real estate sector was also beneficial to relative returns. Daiwa House was a strong performer as it rose during the year. Our long-term ownership of the company has been predicated on the belief that the valuation has been too low given the company’s financial productivity and improving orders and margins driven by the improving global economic outlook and tight labor market in Japan. Positive stock selection in the telecommunications sector was driven by Nordic telecommunications provider Telenor, which owns additional assets in emerging markets countries Malaysia and Thailand. Telenor stock rallied in the second half of the year, mostly because management reported earnings in July that beat expectations. The positive surprise was a result of operating expense reductions that were significantly ahead of guidance and which led to margin improvements in the majority of their business units. In addition, Telenor management’s capital allocation decisions were rewarded as the proceeds from recent asset sales were redistributed to shareholders through a share buyback.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2017, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of 28.08%, while Service Shares posted a total return of 27.77%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

During the year, Magnit, a Russian food retailer, reported disappointing results for the fourth quarter amid increased competitive pressure. Shares of Habib Bank, a Pakistani bank, fell after the company was fined $225 million by the Department of Financial Services, the New York financial regulator, over compliance failures by its New York branch, which was subsequently shut down. Shares of Gazprom, a Russian gas company, declined as hopes for an increased dividend payout ratio diminished. Shares of Life Healthcare, a South African hospital operator, declined as local health insurance companies applied pressure through the medical procedure approval process. Oil & Gas Development, a Pakistani energy company, was hurt by declining oil prices and political

6	Annual Report

concerns as the prime minister was called to testify in a “Panama Papers” probe. Stock selection within the information technology, consumer discretionary, and financials sectors and within China hurt performance. A higher-than-index exposure to the telecom services sector and to Russia and Pakistan, and lower-than-index exposure to China detracted from performance.

In contrast, Samsung Electronics, a leading Korean technology company, continued to benefit from stronger memory pricing, the acceleration of organic light-emitting diode technology, and stronger pre-orders for its Galaxy Note 8 phone. Shares of Taiwan Semiconductor Manufacturing gained amid expectations for a strong Apple-led ramp-up in the second half of the year. NetEase, a Chinese publisher of online games and web portal company, provided an upbeat assessment of its 2018 games pipeline on its third quarter earnings call. SK Hynix, a Korean semiconductor company, performed well due to stronger-than-expected memory prices. Shares of Sberbank, a Russian bank, rose after management provided an upbeat guidance for 2017 with improving loan growth and increased deposits. Stock selection within Russia, overall, added value.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2017, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Service Shares posted a total return of 20.53%, as compared with the 22.40% return of the MSCI World Index and 14.69% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Changes to the market forecast in 2017 reflected a generally cautious stance. However, some underlying considerations shifted to more upbeat views on the back of broadly recognized synchronized global growth and some liquidity indicators. However, our assessment of geopolitical risk remained elevated through the year.

The Portfolio’s average overweight of equity versus fixed income helped performance, as did stock selection in the financials, healthcare, and industrials sectors; underweight exposure to the energy sector; stock selection in Canada, Germany, and the United States; and country allocation within fixed income: underweight exposure to bonds across core Europe and Japan; overweight exposure to bonds in the United States, Singapore, and New Zealand. Performance was also boosted by sector selection within fixed income: underweight government bonds and overweight positioning in diversified global credit sectors; currency exposure within fixed income: tactical positioning in Australian dollar, New Zealand dollar, and Swedish krona.

In contrast, performance was hurt by stock selection in the consumer discretionary, telecommunication services, and utilities sectors; stock selection in the United Kingdom; country allocation within fixed income: exposure to bonds in the Czech Republic and Mexico; and currency exposure within fixed income: underweight positioning in the Canadian dollar.

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Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8	Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Service Shares	18.10%	12.41%	6.81%
S&P 500 Index	21.83%	15.79%	8.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	9

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Service Shares	13.95%	14.07%	8.81%
Russell 2500 Index	16.81%	14.33%	9.22%
Russell 2000/2500 Linked Index	16.81%	14.33%	9.29%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.

10	Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Service Shares	22.33%	6.63%	2.37%
MSCI EAFE Index	25.03%	7.90%	1.94%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no presentation is made as to its accuracy. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	11

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Service Shares**	27.77%	3.05%	2.20%
Investor Shares**	28.08%	3.30%	2.45%
MSCI Emerging Markets Index	37.28%	4.35%	1.68%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

12	Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, MSCI World® Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception†
Service Shares	20.53%	8.75%	8.74%
MSCI World Index	22.40%	11.64%	11.16%
GDMA Index	14.69%	6.21%	6.14%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The GDMA Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of MSCI World Index and the Bloomberg Barclays Global Aggregate® Index. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.
†	The inception date for the Portfolio was April 30, 2012.

Annual Report	13

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

14	Annual Report

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,094.50	$5.28	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,093.50	$6.07	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Equity
Service Shares
Actual	$1,000.00	$1,093.50	$5.91	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70	1.12%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,131.20	$7.41	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%
Investor Shares
Actual	$1,000.00	$1,132.40	$6.07	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$1,097.60	$5.55	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report	15

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2017

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	9.2%	9.2%	12.4%	9.1%
Consumer Staples	7.4	4.6	10.5	5.6
Energy	6.1	4.6	7.6	7.5
Financials	14.0	18.7	17.3	28.9
Health Care	11.0	5.8	7.4	0.7
Industrials	11.5	18.4	20.0	5.5
Information Technology	29.8	14.3	7.2	24.0
Materials	3.4	8.2	5.5	2.9
Real Estate	1.4	10.1	2.6	—
Telecommunication Services	2.3	—	6.1	11.0
Utilities	—	3.4	1.5	1.2
Short-Term Investments	3.9	2.7	1.9	3.6
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Consumer Discretionary	11.2%
Consumer Staples	7.6
Energy	5.1
Financials	15.3
Health Care	10.3
Industrials	11.6
Information Technology	13.0
Materials	2.6
Real Estate	2.8
Telecommunication Services	3.5
Utilities	2.9
Municipal	0.4
Sovereign Debt	7.2
US Treasury Securities	2.1
Short-Term Investments	4.4
Total Investments	100.0%

*	Represents percentage of total investments.

16	Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 96.2%

Aerospace & Defense | 2.2%
United Technologies Corp.	1,670	$213,042

Air Freight & Logistics | 2.8%
United Parcel Service, Inc., Class B	2,335	278,215

Auto Components | 1.4%
Aptiv PLC	1,605	136,152

Banks | 9.8%
Citigroup, Inc.	4,340	322,939
Citizens Financial Group, Inc.	5,875	246,633
Sterling Bancorp	5,425	133,455
SunTrust Banks, Inc.	4,065	262,558
		965,585
Beverages | 6.7%
Molson Coors Brewing Co., Class B	3,285	269,600
The Coca-Cola Co.	8,525	391,127
		660,727
Biotechnology | 1.3%
Biogen, Inc. (*)	250	79,642
Gilead Sciences, Inc.	650	46,566
		126,208
Building Products | 0.5%
Johnson Controls International PLC	1,225	46,685

Capital Markets | 3.3%
Intercontinental Exchange, Inc.	3,145	221,911
Morgan Stanley	1,875	98,381
		320,292
Chemicals | 1.0%
Agrium, Inc.	480	55,200
PPG Industries, Inc.	400	46,728
		101,928
Commercial Services & Supplies | 0.5%
Copart, Inc. (*)	1,145	49,453

Communications Equipment | 7.0%
Cisco Systems, Inc.	9,855	377,446
Motorola Solutions, Inc.	2,590	233,981
Palo Alto Networks, Inc. (*)	530	76,818
		688,245
Description	Shares	Fair Value

Containers & Packaging | 1.3%
Crown Holdings, Inc. (*)	2,230	$125,437

Diversified Telecommunication Services | 2.4%
AT&T, Inc.	5,975	232,308

Electrical Equipment | 1.9%
Eaton Corp. PLC	2,375	187,649

Energy Equipment & Services | 1.4%
Schlumberger, Ltd.	2,115	142,530

Equity Real Estate Investment Trusts (REITs) | 1.5%
Prologis, Inc.	2,230	143,857

Food Products | 0.6%
Kellogg Co.	950	64,581

Health Care Equipment & Supplies | 3.9%
Medtronic PLC	3,780	305,235
Stryker Corp.	510	78,968
		384,203
Health Care Providers & Services | 0.8%
Humana, Inc.	330	81,863

Hotels, Restaurants & Leisure | 3.0%
McDonald’s Corp.	1,250	215,150
Starbucks Corp.	1,320	75,808
		290,958
Industrial Conglomerates | 1.6%
General Electric Co.	3,100	54,095
Honeywell International, Inc.	680	104,285
		158,380
Insurance | 1.0%
Aon PLC	710	95,140

Internet Software & Services | 8.1%
Alphabet, Inc., Class A (*)	461	485,618
Alphabet, Inc., Class C (*)	43	44,995
eBay, Inc. (*)	6,945	262,104
		792,717

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

IT Services | 4.9%
CoreLogic, Inc. (*)	1,900	$87,799
DXC Technology Co.	1,390	131,911
Vantiv, Inc., Class A (*)	915	67,298
Visa, Inc., Class A	1,730	197,255
		484,263
Machinery | 1.6%
Deere & Co.	690	107,992
Wabtec Corp.	650	52,929
		160,921
Marine | 0.4%
Kirby Corp. (*)	545	36,406

Media | 0.5%
The Madison Square Garden Co., Class A (*)	255	53,767

Metals & Mining | 1.1%
Steel Dynamics, Inc.	2,550	109,981

Multiline Retail | 0.6%
Dollar Tree, Inc. (*)	560	60,094

Oil, Gas & Consumable Fuels | 4.6%
Cimarex Energy Co.	440	53,684
ConocoPhillips	3,040	166,866
EOG Resources, Inc.	1,255	135,427
Pioneer Natural Resources Co.	585	101,117
		457,094
Pharmaceuticals | 5.0%
Pfizer, Inc.	9,200	333,224
Zoetis, Inc.	2,163	155,823
		489,047
Semiconductors & Semiconductor Equipment | 4.0%
Cypress Semiconductor Corp.	4,895	74,600
Intel Corp.	2,275	105,014
Skyworks Solutions, Inc.	2,225	211,264
		390,878
Description	Shares	Fair Value

Software | 3.5%
Microsoft Corp.	4,005	$342,588

Specialty Retail | 3.0%
AutoZone, Inc. (*)	210	149,388
Lowe’s Cos., Inc.	1,525	141,733
		291,121
Technology Hardware, Storage & Peripherals | 2.3%
Apple, Inc.	1,364	230,830

Textiles, Apparel & Luxury Goods | 0.7%
Carter’s, Inc.	590	69,319

Total Common Stocks (Cost $7,772,710)		9,462,464

Short-Term Investments | 3.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $378,714)	378,714	378,714

Total Investments | 100.1% (Cost $8,151,424)		$9,841,178

Liabilities in Excess of Cash and Other Assets | (0.1)%		(10,974)

Net Assets | 100.0%		$9,830,204

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 97.0%

Air Freight & Logistics | 0.9%
Echo Global Logistics, Inc. (*)	21,015	$588,420

Airlines | 1.4%
Alaska Air Group, Inc.	12,630	928,431

Auto Components | 1.1%
Modine Manufacturing Co. (*)	35,485	716,797

Banks | 12.7%
Bank of the Ozarks, Inc.	24,770	1,200,106
Comerica, Inc.	13,190	1,145,024
Commerce Bancshares, Inc.	23,181	1,294,441
FCB Financial Holdings, Inc., Class A (*)	20,230	1,027,684
Home BancShares, Inc.	47,635	1,107,514
PacWest Bancorp	14,585	735,084
Sterling Bancorp	40,785	1,003,311
Texas Capital Bancshares, Inc. (*)	11,170	993,013
		8,506,177
Biotechnology | 0.6%
Cellectis SA ADR (*)	12,660	369,039

Building Products | 1.0%
PGT Innovations, Inc. (*)	41,560	700,286

Capital Markets | 1.6%
Morningstar, Inc.	11,205	1,086,549

Chemicals | 4.4%
Ingevity Corp. (*)	8,750	616,613
Innospec, Inc.	16,140	1,139,484
Valvoline, Inc.	47,820	1,198,369
		2,954,466
Commercial Services & Supplies | 1.9%
Deluxe Corp.	16,685	1,282,075

Communications Equipment | 1.1%
Ciena Corp. (*)	35,895	751,282

Construction & Engineering | 1.0%
Dycom Industries, Inc. (*)	5,900	657,437
Description	Shares	Fair Value

Construction Materials | 1.1%
Eagle Materials, Inc.	6,585	$746,081

Containers & Packaging | 2.0%
Graphic Packaging Holding Co.	87,490	1,351,721

Electric Utilities | 1.6%
PNM Resources, Inc.	25,700	1,039,565

Electrical Equipment | 5.3%
Atkore International Group, Inc. (*)	46,045	987,665
EnerSys	8,990	625,974
Generac Holdings, Inc. (*)	17,895	886,160
Regal Beloit Corp.	13,530	1,036,398
		3,536,197
Electronic Equipment, Instruments & Components | 2.6%
Belden, Inc.	8,570	661,347
FLIR Systems, Inc.	23,665	1,103,262
		1,764,609
Energy Equipment & Services | 4.6%
NCS Multistage Holdings, Inc.	33,980	500,865
Oceaneering International, Inc.	35,265	745,502
Patterson-UTI Energy, Inc.	37,545	863,911
U.S. Silica Holdings, Inc.	29,695	966,869
		3,077,147
Equity Real Estate Investment Trusts (REITs) | 10.1%
American Campus Communities, Inc.	17,690	725,821
Camden Property Trust	9,570	881,014
DCT Industrial Trust, Inc.	16,930	995,145
Extra Space Storage, Inc.	11,890	1,039,780
Healthcare Realty Trust, Inc.	34,740	1,115,849
Kilroy Realty Corp.	12,990	969,704
UDR, Inc.	26,505	1,020,973
		6,748,286
Food & Staples Retailing | 1.2%
Sprouts Farmers Market, Inc. (*)	32,720	796,732

Food Products | 3.4%
The J.M. Smucker Co.	10,320	1,282,157
The Simply Good Foods Co. (*)	67,350	960,411
		2,242,568
Gas Utilities | 0.7%
Northwest Natural Gas Co.	7,325	436,936

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Health Care Equipment & Supplies | 1.5%
STERIS PLC	11,735	$1,026,460

Health Care Providers & Services | 0.9%
AMN Healthcare Services, Inc. (*)	11,635	573,024

Household Durables | 1.6%
Leggett & Platt, Inc.	22,620	1,079,653

Independent Power & Renewable Electricity Producers | 1.2%
Pattern Energy Group, Inc.	37,005	795,237

Insurance | 2.7%
Arch Capital Group, Ltd. (*)	11,195	1,016,170
Reinsurance Group of America, Inc.	5,185	808,497
		1,824,667
Internet Software & Services | 1.4%
j2 Global, Inc.	12,075	905,987

IT Services | 3.7%
CoreLogic, Inc. (*)	24,089	1,113,153
Leidos Holdings, Inc.	15,205	981,787
Vantiv, Inc., Class A (*)	5,360	394,228
		2,489,168
Life Sciences Tools & Services | 1.8%
Cambrex Corp. (*)	9,375	450,000
INC Research Holdings, Inc., Class A (*)	17,525	764,090
		1,214,090
Machinery | 3.5%
Snap-on, Inc.	5,155	898,517
TriMas Corp. (*)	19,340	517,345
Wabtec Corp.	11,510	937,259
		2,353,121
Marine | 1.6%
Kirby Corp. (*)	15,610	1,042,748

Media | 2.4%
Emerald Expositions Events, Inc.	32,065	652,202
Scholastic Corp.	24,230	971,865
		1,624,067
Metals & Mining | 0.7%
Steel Dynamics, Inc.	10,160	438,201
Description	Shares	Fair Value

Pharmaceuticals | 1.0%
Catalent, Inc. (*)	16,535	$679,258

Professional Services | 1.7%
FTI Consulting, Inc. (*)	26,835	1,152,832

Semiconductors & Semiconductor Equipment | 3.6%
Cypress Semiconductor Corp.	62,045	945,566
Microsemi Corp. (*)	13,245	684,104
Versum Materials, Inc.	21,415	810,558
		2,440,228
Software | 1.7%
Bottomline Technologies de, Inc. (*)	33,200	1,151,376

Specialty Retail | 1.6%
Floor & Decor Holdings, Inc., Class A	10,660	518,929
Tractor Supply Co.	6,920	517,270
		1,036,199
Textiles, Apparel & Luxury Goods | 2.6%
Carter’s, Inc.	7,710	905,848
Steven Madden, Ltd. (*)	17,225	804,407
		1,710,255
Thrifts & Mortgage Finance | 1.5%
Washington Federal, Inc.	30,125	1,031,781

Total Common Stocks (Cost $55,787,703)		64,849,153

Short-Term Investments | 2.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,788,438)	1,788,438	1,788,438

Total Investments | 99.7% (Cost $57,576,141)		$66,637,591

Cash and Other Assets in Excess of Liabilities | 0.3%		230,983

Net Assets | 100.0%		$66,868,574

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 97.7%

Australia | 3.2%
BHP Billiton PLC	266,346	$5,451,757
Caltex Australia, Ltd.	58,473	1,550,856
		7,002,613
Belgium | 2.5%
Anheuser-Busch InBev SA/NV	33,399	3,725,419
KBC Group NV	20,534	1,749,472
		5,474,891
Brazil | 0.8%
Cielo SA	268,400	1,895,218

Canada | 4.4%
Canadian National Railway Co.	26,090	2,151,335
National Bank of Canada	68,800	3,432,885
Suncor Energy, Inc.	114,640	4,208,939
		9,793,159
Denmark | 2.5%
AP Moller-Maersk A/S, Class B	1,587	2,765,571
Carlsberg A/S, Class B	23,713	2,840,256
		5,605,827
Finland | 1.5%
Sampo Oyj, A Shares	59,132	3,248,440

France | 10.5%
Air Liquide SA	31,625	3,977,513
Capgemini SE	42,337	5,010,260
Cie Generale des Etablissements Michelin	27,995	4,010,125
Safran SA	24,074	2,475,515
Valeo SA	29,762	2,217,921
Vinci SA	54,832	5,594,344
		23,285,678
Germany | 4.2%
Deutsche Post AG	75,743	3,598,164
SAP SE	51,005	5,719,182
		9,317,346
Ireland | 3.6%
Ryanair Holdings PLC Sponsored ADR (*)	27,754	2,891,689
Shire PLC	97,657	5,065,309
		7,956,998
Italy | 0.7%
UniCredit SpA (*)	82,301	1,533,209
Description	Shares	Fair Value

Japan | 18.4%
Bridgestone Corp.	47,200	$2,195,083
Daiwa House Industry Co., Ltd.	149,292	5,735,351
Don Quijote Holdings Co., Ltd.	114,700	5,996,203
Hoshizaki Corp.	12,300	1,085,945
Isuzu Motors, Ltd.	239,800	4,010,159
Kao Corp.	35,120	2,375,439
KDDI Corp.	98,700	2,457,367
Makita Corp.	90,800	3,801,621
Shin-Etsu Chemical Co., Ltd.	26,300	2,667,472
Sony Corp.	75,000	3,368,926
Sumitomo Mitsui Financial Group, Inc.	86,900	3,753,211
United Arrows, Ltd.	41,600	1,689,412
Yamaha Corp.	42,400	1,555,169
		40,691,358
Luxembourg | 0.7%
Tenaris SA	92,708	1,463,420

Netherlands | 6.8%
ABN AMRO Group NV	52,209	1,679,987
Koninklijke KPN NV	513,611	1,791,849
Royal Dutch Shell PLC, A Shares	205,986	6,895,747
Wolters Kluwer NV	91,524	4,765,995
		15,133,578
Norway | 2.8%
Statoil ASA	128,801	2,755,322
Telenor ASA	166,081	3,557,567
		6,312,889
Singapore | 2.4%
DBS Group Holdings, Ltd.	204,500	3,786,475
NetLink NBN Trust	2,511,000	1,567,512
		5,353,987
Spain | 1.7%
Bankia SA	100,634	480,333
Red Electrica Corporacion SA	143,684	3,221,846
		3,702,179
Sweden | 3.4%
Assa Abloy AB, Class B	192,659	3,997,753
Nordea Bank AB	293,880	3,556,695
		7,554,448
Switzerland | 6.5%
Ferguson PLC	67,853	4,855,066
Julius Baer Group, Ltd.	44,897	2,744,869
Novartis AG	80,994	6,847,374
		14,447,309

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	82,400	$3,267,160

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	587,091	2,397,485

United Kingdom | 14.5%
British American Tobacco PLC	91,635	6,184,489
BT Group PLC	445,011	1,629,380
Diageo PLC	101,543	3,716,306
Howden Joinery Group PLC	271,922	1,712,655
Informa PLC	237,182	2,307,250
Prudential PLC	301,123	7,741,923
RELX PLC	192,833	4,517,639
Unilever PLC	76,506	4,238,400
		32,048,042
Description	Shares	Fair Value

United States | 4.0%
Aon PLC	33,575	$4,499,050
Medtronic PLC	54,300	4,384,725
		8,883,775
Total Common Stocks (Cost $176,494,284)		216,369,009

Short-Term Investments | 1.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $4,102,640)	4,102,640	4,102,640

Total Investments | 99.6% (Cost $180,596,924)		$220,471,649

Cash and Other Assets in Excess of Liabilities | 0.4%		834,948

Net Assets | 100.0%		$221,306,597

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 96.7%

Argentina | 1.6%
YPF SA Sponsored ADR	821,734	$18,825,926

Brazil | 10.4%
Ambev SA ADR	2,575,900	16,640,314
Banco do Brasil SA	2,904,766	27,756,176
BB Seguridade Participacoes SA	2,101,700	18,017,058
CCR SA	3,486,400	16,934,416
Cia de Saneamento Basico do Estado de Sao Paulo	388,900	4,050,247
Cielo SA	3,258,984	23,012,236
Localiza Rent a Car SA	1,243,065	8,262,631
Petrobras Distribuidora SA	1,680,000	8,660,577
Suzano Papel e Celulose SA	35,600	200,586
		123,534,241
China | 16.7%
AAC Technologies Holdings, Inc.	510,000	9,070,096
Baidu, Inc. Sponsored ADR (*)	121,100	28,362,831
China Construction Bank Corp., Class H	50,681,390	46,617,972
China Mobile, Ltd. Sponsored ADR	672,949	34,010,843
China Shenhua Energy Co., Ltd., Class H	4,175,829	10,802,353
CNOOC, Ltd.	5,536,000	7,958,756
ENN Energy Holdings, Ltd.	1,399,000	9,925,785
Hengan International Group Co., Ltd.	230,500	2,558,410
NetEase, Inc. ADR	97,165	33,528,727
Weichai Power Co., Ltd., Class H	13,003,864	14,244,656
		197,080,429
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR (London)	2,032,761	8,832,152
Commercial International Bank Egypt SAE GDR (United States)	144,531	627,988
		9,460,140
Hungary | 1.7%
OTP Bank Nyrt.	485,168	20,040,966
Description	Shares	Fair Value

India | 9.7%
Axis Bank, Ltd.	2,369,138	$20,929,269
Bajaj Auto, Ltd.	210,031	10,949,701
HCL Technologies, Ltd.	949,123	13,243,040
Hero MotoCorp, Ltd.	308,534	18,289,724
Punjab National Bank (*)	5,074,230	13,621,434
Tata Consultancy Services, Ltd.	883,863	37,401,434
		114,434,602
Indonesia | 5.2%
PT Astra International Tbk	20,971,700	12,819,493
PT Bank Mandiri (Persero) Tbk	37,441,258	22,051,373
PT Semen Indonesia (Persero) Tbk	8,731,200	6,371,528
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	618,500	19,928,070
		61,170,464
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	707,100	6,989,020

Mexico | 3.2%
America Movil SAB de CV, Class L Sponsored ADR	1,320,432	22,645,409
Grupo Mexico SAB de CV, Series B	2,335,697	7,710,621
Kimberly-Clark de Mexico SAB de CV, Series A	4,141,762	7,298,770
		37,654,800
Pakistan | 1.4%
Habib Bank, Ltd.	2,671,570	4,051,858
Oil & Gas Development Co., Ltd.	3,080,300	4,539,629
Pakistan Petroleum, Ltd.	4,532,002	8,444,538
		17,036,025
Philippines | 0.7%
PLDT, Inc. Sponsored ADR	272,000	8,181,760

Russia | 8.9%
ALROSA PAO	6,359,900	8,275,317
Gazprom PJSC Sponsored ADR	1,897,624	8,367,391
LUKOIL PJSC Sponsored ADR	377,233	21,579,682
Magnit PJSC Sponsored GDR (‡), (#)	89,175	2,438,936
Magnit PJSC Sponsored GDR (London)	144,762	3,959,447
Magnit PJSC Sponsored GDR (United States)	2,884	78,877
Mobile TeleSystems PJSC Sponsored ADR	1,669,220	17,009,352
Sberbank of Russia PJSC	11,087,621	43,330,711
		105,039,713

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

South Africa | 10.2%
Imperial Holdings, Ltd.	741,806	$15,699,083
Life Healthcare Group Holdings, Ltd.	3,650,275	8,181,879
Nedbank Group, Ltd.	550,622	11,395,984
PPC, Ltd. (*)	7,743,992	4,360,689
Sanlam, Ltd.	1,837,285	12,909,268
Shoprite Holdings, Ltd.	1,098,098	19,630,419
Standard Bank Group, Ltd.	849,394	13,414,647
The Bidvest Group, Ltd.	898,565	15,796,806
Vodacom Group, Ltd.	913,251	10,730,589
Woolworths Holdings, Ltd.	1,506,966	7,954,925
		120,074,289
South Korea | 14.5%
Coway Co., Ltd.	165,071	15,039,379
Hanwha Life Insurance Co., Ltd.	1,456,114	9,388,183
Hyundai Mobis Co., Ltd.	73,708	18,119,059
KB Financial Group, Inc.	281,905	16,667,685
KT&G Corp.	67,472	7,280,776
Samsung Electronics Co., Ltd.	21,829	51,861,876
Shinhan Financial Group Co., Ltd.	558,248	25,765,075
SK Hynix, Inc.	383,065	27,047,737
		171,169,770
Taiwan | 5.2%
Hon Hai Precision Industry Co., Ltd.	3,048,151	9,709,766
Taiwan Semiconductor Manufacturing Co., Ltd.	6,702,642	51,503,532
		61,213,298
Description	Shares	Fair Value

Thailand | 1.2%
Kasikornbank Public Co. Ltd.	976,836	$7,139,322
The Siam Cement Public Co. Ltd.	510,050	7,656,746
		14,796,068
Turkey | 4.7%
Akbank Turk AS	4,064,274	10,561,017
KOC Holding AS	2,050,156	9,996,939
Tupras-Turkiye Petrol Rafinerileri AS	251,654	8,066,439
Turk Telekomunikasyon AS (*)	4,533,122	7,701,395
Turkcell Iletisim Hizmetleri AS	2,468,000	10,078,495
Turkiye Is Bankasi, C Shares	5,314,850	9,779,456
		56,183,741
Total Common Stocks (Cost $930,681,938)		1,142,885,252

Short-Term Investments | 3.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $42,142,761)	42,142,761	42,142,761

Total Investments | 100.3% (Cost $972,824,699)		$1,185,028,013

Liabilities in Excess of Cash and Other Assets | (0.3)%		(3,799,226)

Net Assets | 100.0%		$1,181,228,787

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 81.2%

Australia | 2.3%
AGL Energy, Ltd.	7,519	$142,694
Aristocrat Leisure, Ltd.	67,774	1,248,916
Cochlear, Ltd.	5,571	743,740
Computershare, Ltd.	11,666	148,271
CSL, Ltd.	31,839	3,504,248
Investa Office Fund REIT	35,464	125,808
Newcrest Mining, Ltd.	13,612	241,855
Platinum Asset Management, Ltd.	145,338	872,123
Qantas Airways, Ltd.	192,883	757,188
Sandfire Resources NL	25,351	136,202
Stockland REIT	183,586	642,141
The Star Entertainment Group, Ltd.	29,313	138,592
Woodside Petroleum, Ltd.	8,839	228,450
		8,930,228
Austria | 0.3%
Erste Group Bank AG	11,100	478,688
Lenzing AG	1,379	174,067
Raiffeisen Bank International AG (*)	10,895	394,518
		1,047,273
Belgium | 0.0%
Proximus SADP	5,310	174,287

Canada | 3.6%
Alimentation Couche-Tard, Inc., Class B	4,579	238,931
ARC Resources, Ltd.	9,139	107,240
BCE, Inc.	3,465	166,441
CAE, Inc.	38,905	722,077
Canadian Imperial Bank of Commerce	1,218	118,738
Canadian National Railway Co.	13,206	1,089,495
CI Financial Corp.	13,392	317,168
Colliers International Group, Inc.	2,729	164,717
Crescent Point Energy Corp.	15,804	120,447
Detour Gold Corp. (*)	12,339	145,084
Dollarama, Inc.	2,047	255,753
Genworth MI Canada, Inc.	20,062	694,270
Husky Energy, Inc. (*)	94,920	1,340,358
IAMGOLD Corp. (*)	23,187	135,211
Kirkland Lake Gold, Ltd.	7,464	114,424
Metro, Inc.	3,944	126,290
National Bank of Canada	11,589	578,251
Norbord, Inc.	6,601	223,447
Description	Shares	Fair Value

Royal Bank of Canada	17,238	$1,407,701
Suncor Energy, Inc.	57,740	2,119,889
Teck Resources, Ltd., Class B	22,171	579,762
The Bank of Nova Scotia	22,156	1,429,829
The Toronto-Dominion Bank	2,573	150,757
Thomson Reuters Corp.	31,173	1,358,766
		13,705,046
Denmark | 0.9%
Carlsberg A/S, Class B Sponsored ADR	39,255	945,260
Danske Bank A/S	3,537	137,505
Jyske Bank A/S	2,715	154,081
Novo Nordisk A/S, Class B	34,189	1,837,494
Vestas Wind Systems A/S	5,320	364,667
		3,439,007
Finland | 0.2%
Outokumpu OYJ	21,094	195,774
Sampo Oyj, A Shares ADR	26,515	728,500
		924,274
France | 2.2%
Air France-KLM (*)	60,940	990,743
AXA SA	34,021	1,008,329
Credit Agricole SA	30,671	506,676
Faurecia	1,724	134,440
Peugeot SA	24,560	498,901
Schneider Electric SE	11,355	963,031
Societe Generale SA	3,853	198,652
TOTAL SA	56,371	3,110,287
Ubisoft Entertainment SA ADR (*)	58,115	890,322
		8,301,381
Germany | 2.3%
Allianz SE	1,078	246,877
Bayer AG	8,380	1,042,263
Continental AG	3,596	970,830
Continental AG Sponsored ADR	20,415	1,099,960
Covestro AG	7,143	734,460
Deutsche Lufthansa AG	41,526	1,526,503
Deutsche Telekom AG	16,670	295,636
Rheinmetall AG	3,676	466,780
RWE AG (*)	10,581	215,766
SAP SE	2,077	232,894
Siltronic AG (*)	5,401	783,923
Symrise AG ADR	61,010	1,301,953
		8,917,845
Hong Kong | 1.2%
AIA Group, Ltd. Sponsored ADR	36,090	1,235,541
CK Asset Holdings, Ltd.	86,000	751,718

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Jardine Matheson Holdings, Ltd. (Singapore)	1,500	$91,072
Kerry Properties, Ltd.	18,500	83,222
Sun Hung Kai Properties, Ltd.	10,000	166,578
Swire Pacific, Ltd., Class A	14,500	134,209
Techtronic Industries Co., Ltd.	33,000	215,089
The Wharf Holdings, Ltd.	102,000	352,710
Wharf Real Estate Investment Co., Ltd. (*)	84,875	564,903
Wheelock & Co., Ltd.	135,000	964,565
Yue Yuen Industrial Holdings, Ltd.	49,000	192,273
		4,751,880
Ireland | 0.3%
Shire PLC ADR	8,430	1,307,662

Israel | 0.2%
Israel Discount Bank, Ltd., ADR (*)	21,850	654,844
Israel Discount Bank, Ltd., Class A (*)	41,691	121,101
Nice, Ltd.	1,398	127,608
		903,553
Italy | 0.2%
Assicurazioni Generali SpA	13,778	250,848
Intesa Sanpaolo SpA	163,403	541,932
		792,780
Japan | 7.3%
Amano Corp.	5,600	146,488
ANA Holdings, Inc.	17,800	742,875
Asahi Glass Co., Ltd.	16,200	700,695
Asahi Kasei Corp.	16,500	212,553
Central Japan Railway Co.	700	125,275
Chugai Pharmaceutical Co., Ltd.	5,900	301,688
Daito Trust Construction Co., Ltd.	1,100	224,071
Daiwa House Industry Co., Ltd.	6,800	261,236
Daiwa House Industry Co., Ltd. ADR	30,850	1,184,177
Dexerials Corp.	19,000	244,629
East Japan Railway Co.	3,100	302,222
Ferrotec Holdings Corp.	14,300	290,330
Haseko Corp.	47,800	739,835
Itochu Techno-Solutions Corp.	12,900	559,134
Japan Petroleum Exploration Co., Ltd.	30,100	796,960
Juki Corp.	32,900	543,983
Kaken Pharmaceutical Co., Ltd.	2,900	149,676
Kamigumi Co., Ltd.	9,100	201,129
Kao Corp.	3,000	202,913
Kao Corp. Sponsored ADR	11,710	791,303
Description	Shares	Fair Value

KDDI Corp.	23,200	$577,618
KDDI Corp. ADR	82,245	1,017,412
Keyence Corp.	400	223,346
Kinden Corp.	13,900	226,267
Kobe Bussan Co., Ltd.	4,200	160,810
Kuraray Co., Ltd.	6,800	128,349
Maeda Corp.	14,000	192,523
Maruha Nichiro Corp.	4,200	126,346
Marvelous, Inc.	27,200	250,807
Maxell Holdings, Ltd.	10,800	230,765
Megmilk Snow Brand Co., Ltd.	4,400	130,064
Mitsubishi UFJ Financial Group, Inc.	394,100	2,891,669
Mitsui Chemicals, Inc.	6,200	199,545
Morinaga Milk Industry Co., Ltd.	3,200	144,859
MS&AD Insurance Group Holdings, Inc.	3,500	118,510
Nagoya Railroad Co., Ltd.	5,600	140,932
Nichirei Corp.	5,600	154,645
Nippon Telegraph & Telephone Corp.	4,100	192,928
Nishimatsu Construction Co., Ltd.	12,300	345,044
Nitto Denko Corp.	2,700	239,989
Nomura Holdings, Inc.	38,100	224,979
NTT DOCOMO, Inc.	14,800	349,603
Obayashi Corp.	10,500	126,972
Oji Holdings Corp.	28,000	186,132
ORIX Corp.	19,700	333,093
Penta-Ocean Construction Co., Ltd.	21,400	159,579
Prima Meat Packers, Ltd.	20,000	146,527
Rengo Co., Ltd.	26,700	194,342
Ryohin Keikaku Co., Ltd. ADR	23,135	1,447,788
Sekisui Chemical Co., Ltd.	45,000	902,342
Shionogi & Co., Ltd.	2,200	118,947
Shizuoka Bank, Ltd.	14,000	144,681
Showa Corp.	24,300	301,796
Sompo Holdings, Inc.	37,400	1,441,914
Start Today Co., Ltd.	11,300	343,645
Sumitomo Heavy Industries, Ltd.	6,200	262,620
Taisei Corp.	2,800	139,273
Takeuchi Manufacturing Co., Ltd.	10,100	240,067
Teijin, Ltd.	22,100	492,488
The Chugoku Electric Power Co., Inc.	18,900	202,883
Tokyo Electron, Ltd.	4,300	770,251
Tokyo Gas Co., Ltd.	10,200	232,933
Topcon Corp.	13,200	285,164
Toyobo Co., Ltd.	7,300	132,494
V Technology Co., Ltd.	1,200	193,555
West Japan Railway Co.	1,800	131,316

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Yamaha Corp. Sponsored ADR	18,800	$700,676
Yaskawa Electric Corp.	30,100	1,315,247
		27,934,907
Luxembourg | 0.2%
B&M European Value Retail SA	115,591	659,155

Malta | 0.0%
Kindred Group PLC	10,940	156,485

Netherlands | 1.5%
BE Semiconductor Industries NV	3,462	289,256
Royal Dutch Shell PLC, A Shares	118,945	3,981,895
Wolters Kluwer NV	2,650	137,995
Wolters Kluwer NV Sponsored ADR	25,030	1,306,066
		5,715,212
New Zealand | 0.1%
Fisher & Paykel Healthcare Corp., Ltd., Class C	14,487	146,908
Spark New Zealand, Ltd.	71,687	184,374
		331,282
Norway | 1.7%
Aker BP ASA	48,635	1,195,711
Leroy Seafood Group ASA	23,317	124,892
Marine Harvest ASA	9,582	162,207
Statoil ASA	206,349	4,414,235
Telenor ASA	20,733	444,115
		6,341,160
Singapore | 1.0%
Best World International, Ltd.	233,400	230,893
CapitaLand, Ltd.	51,100	134,629
Oversea-Chinese Banking Corp., Ltd. ADR	44,115	822,745
Singapore Airlines, Ltd.	31,700	252,499
United Overseas Bank, Ltd.	42,300	834,466
UOL Group, Ltd.	136,500	905,034
Venture Corp., Ltd.	35,700	545,532
		3,725,798
Spain | 0.6%
Banco Bilbao Vizcaya Argentaria SA	28,890	245,924
Banco Santander SA	226,807	1,487,254
Corporacion Financiera Alba SA	968	55,369
Mapfre SA	60,711	194,638
Telefonica SA	37,090	361,131
		2,344,316
Description	Shares	Fair Value

Sweden | 1.0%
Assa Abloy AB ADR	67,465	$696,239
Axfood AB	7,249	139,635
Electrolux AB, Series B	23,959	770,564
Hennes & Mauritz AB, B Shares	5,417	111,620
Hexagon AB ADR	15,640	785,910
Nordea Bank AB Sponsored ADR	56,860	688,575
Svenska Cellulosa AB SCA, Class B	28,434	292,404
Swedish Orphan Biovitrum AB (*)	15,596	213,493
		3,698,440
Switzerland | 1.6%
Adecco Group AG	3,311	253,059
Julius Baer Group, Ltd. ADR	55,255	674,111
Partners Group Holding AG	2,037	1,395,825
Roche Holding AG	12,913	3,266,256
STMicroelectronics NV	13,631	296,026
Swiss Life Holding AG	405	143,343
		6,028,620
United Kingdom | 5.2%
Admiral Group PLC	7,509	202,495
Ashtead Group PLC ADR	9,935	1,080,978
Associated British Foods PLC	11,623	441,865
AstraZeneca PLC	11,745	805,977
BP PLC	94,782	668,451
British American Tobacco PLC Sponsored ADR	24,765	1,659,007
Centrica PLC	231,860	429,302
Coca-Cola European Partners PLC	21,640	862,354
Compass Group PLC	12,511	270,525
Compass Group PLC Sponsored ADR	45,712	1,003,607
Crest Nicholson Holdings PLC	30,674	224,614
CVS Group PLC	11,199	157,248
Diageo PLC Sponsored ADR	8,875	1,296,016
Electrocomponents PLC	21,240	179,405
Fevertree Drinks PLC	16,667	513,279
Hargreaves Lansdown PLC	5,424	131,940
International Consolidated Airlines Group SA	135,324	1,174,867
Land Securities Group PLC REIT	14,836	201,208
Lloyds Banking Group PLC	263,827	241,585
Moneysupermarket.com Group PLC	26,464	127,123
Persimmon PLC	15,878	586,353
Prudential PLC ADR	20,420	1,036,928
Redrow PLC	14,406	127,615
RELX NV Sponsored ADR	56,135	1,295,034
Rio Tinto PLC Sponsored ADR	11,680	618,222

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Smith & Nephew PLC	10,104	$174,833
SSE PLC	100,470	1,789,843
SSP Group PLC	34,864	320,355
Taylor Wimpey PLC	179,254	499,346
Unilever PLC	14,374	796,314
Unilever PLC Sponsored ADR	13,750	760,925
Wm Morrison Supermarkets PLC	46,302	137,417
		19,815,031
United States | 47.3%
3M Co.	20,122	4,736,115
AbbVie, Inc.	26,547	2,567,360
Accenture PLC, Class A	29,713	4,548,763
Adobe Systems, Inc. (*)	8,130	1,424,701
Advanced Energy Industries, Inc. (*)	1,685	113,704
Air Lease Corp.	5,309	255,310
Allergan PLC	1,859	304,095
Ally Financial, Inc.	24,171	704,826
Alphabet, Inc., Class A (*)	1,847	1,945,630
Alphabet, Inc., Class C (*)	800	837,120
Altria Group, Inc.	4,076	291,067
Amazon.com, Inc. (*)	715	836,171
AMC Networks, Inc., Class A (*)	2,589	140,013
Amdocs, Ltd.	2,425	158,789
Ameren Corp.	27,245	1,607,183
American Axle & Manufacturing Holdings, Inc. (*)	37,085	631,558
American Electric Power Co., Inc.	2,555	187,971
American Express Co.	15,877	1,576,745
Ameriprise Financial, Inc.	10,949	1,855,527
Anthem, Inc.	6,121	1,377,286
Aon PLC	13,812	1,850,808
Apple, Inc.	27,150	4,594,594
Applied Materials, Inc.	34,937	1,785,979
Aptiv PLC	5,496	466,226
AT&T, Inc.	131,363	5,107,393
Atkore International Group, Inc. (*)	7,097	152,231
AutoZone, Inc. (*)	1,045	743,382
Bank of America Corp.	40,112	1,184,106
Baxter International, Inc.	3,803	245,826
BGC Partners, Inc. Class A	13,022	196,762
Biogen, Inc. (*)	3,105	989,160
Bloomin’ Brands, Inc.	6,048	129,064
Bristol-Myers Squibb Co.	20,565	1,260,223
Campbell Soup Co.	5,166	248,536
Description	Shares	Fair Value

Cardtronics PLC, Class A (*)	8,400	$155,568
Carnival Corp.	14,742	978,427
Carnival PLC	8,058	529,820
Celgene Corp. (*)	9,138	953,642
Centene Corp. (*)	9,136	921,640
Cigna Corp.	6,787	1,378,372
Cisco Systems, Inc.	22,335	855,430
Citigroup, Inc.	35,269	2,624,366
Cognizant Technology Solutions Corp., Class A	6,582	467,454
Comcast Corp., Class A	95,682	3,832,064
Comerica, Inc.	13,865	1,203,621
Commerce Bancshares, Inc.	9,529	532,085
ConocoPhillips	4,965	272,529
Consolidated Edison, Inc.	6,720	570,864
Costco Wholesale Corp.	8,865	1,649,954
Crown Holdings, Inc. (*)	15,307	861,019
Cummins, Inc.	7,212	1,273,928
CVS Health Corp.	7,044	510,690
Darden Restaurants, Inc.	6,147	590,235
Deckers Outdoor Corp. (*)	1,756	140,919
Delphi Technologies PLC (*)	1,832	96,125
Discovery Communications, Inc. (*)	6,636	140,484
DXC Technology Co.	11,050	1,048,645
Eastman Chemical Co.	15,287	1,416,188
Eaton Corp. PLC	10,410	822,494
eBay, Inc. (*)	18,405	694,605
EchoStar Corp., Class A (*)	3,756	224,984
Eli Lilly & Co.	12,509	1,056,510
Eversource Energy	7,050	445,419
Exelon Corp.	2,662	104,909
F5 Networks, Inc. (*)	2,159	283,304
Facebook, Inc., Class A (*)	15,159	2,674,957
Fifth Third Bancorp	14,222	431,495
Fiserv, Inc. (*)	3,081	404,012
Five Below, Inc. (*)	10,435	692,049
General Motors Co.	9,508	389,733
Genpact, Ltd.	5,820	184,727
Hanesbrands, Inc.	6,644	138,926
Hasbro, Inc.	1,182	107,432
HCA Healthcare, Inc. (*)	13,438	1,180,394
Honeywell International, Inc.	9,695	1,486,825
Humana, Inc.	513	127,260
Huntington Ingalls Industries, Inc.	3,128	737,270
ICON PLC (*)	1,673	187,627
IDEXX Laboratories, Inc. (*)	1,379	215,648

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Intel Corp.	11,299	$521,562
Intercontinental Exchange, Inc.	19,885	1,403,086
Intuit, Inc.	4,877	769,493
IPG Photonics Corp. (*)	2,646	566,588
IQVIA Holdings, Inc. (*)	11,645	1,140,045
Johnson & Johnson	27,873	3,894,416
Johnson Controls International PLC	21,946	836,362
JPMorgan Chase & Co.	31,232	3,339,950
Kimberly-Clark Corp.	4,151	500,860
Koppers Holdings, Inc. (*)	4,718	240,146
Las Vegas Sands Corp.	8,821	612,971
Lear Corp.	2,414	426,457
Lincoln National Corp.	35,637	2,739,416
Lockheed Martin Corp.	3,712	1,191,738
Lowe’s Cos., Inc.	39,744	3,693,807
Marsh & McLennan Cos., Inc.	5,240	426,484
Masimo Corp. (*)	1,374	116,515
MasterCard, Inc., Class A	13,844	2,095,428
Medtronic PLC	10,695	863,621
MetLife, Inc.	19,442	982,988
MGM Growth Properties LLC, Class A REIT	7,043	205,303
Michael Kors Holdings, Ltd. (*)	2,268	142,771
Microsoft Corp.	33,068	2,828,637
Mitel Networks Corp. (*)	29,461	242,464
Molson Coors Brewing Co., Class B	9,526	781,799
Monsanto Co.	5,480	639,954
Motorola Solutions, Inc.	8,240	744,402
Nasdaq, Inc.	1,779	136,681
NIKE, Inc., Class B	1,835	114,779
Northrop Grumman Corp.	8,976	2,754,824
NVIDIA Corp.	4,751	919,318
Park Hotels & Resorts, Inc. REIT	9,965	286,494
Paychex, Inc.	6,978	475,062
PayPal Holdings, Inc. (*)	3,172	233,523
PepsiCo, Inc.	51,767	6,207,899
PG&E Corp.	29,665	1,329,882
Pinnacle West Capital Corp.	2,218	188,929
Pioneer Natural Resources Co.	901	155,738
PNM Resources, Inc.	3,031	122,604
Prudential Financial, Inc.	5,789	665,619
Quest Diagnostics, Inc.	1,701	167,531
Radian Group, Inc.	12,787	263,540
Raytheon Co.	889	166,999
Regions Financial Corp.	30,014	518,642
Republic Services, Inc.	3,875	261,989
Description	Shares	Fair Value

Rockwell Automation, Inc.	6,435	$1,263,512
Ross Stores, Inc.	44,991	3,610,528
Royal Caribbean Cruises, Ltd.	5,700	679,896
S&P Global, Inc.	7,710	1,306,074
Sabra Health Care REIT, Inc.	8,923	167,485
Schlumberger, Ltd.	15,785	1,063,751
Silgan Holdings, Inc.	10,869	319,440
Simon Property Group, Inc. REIT	19,901	3,417,798
Sirius XM Holdings, Inc.	99,593	533,818
Skyworks Solutions, Inc.	5,616	533,239
Snap-on, Inc.	4,375	762,562
Southwest Airlines Co.	3,609	236,209
Starbucks Corp.	26,467	1,520,000
Synopsys, Inc. (*)	8,823	752,073
Sysco Corp.	12,860	780,988
The Boeing Co.	13,162	3,881,605
The Charles Schwab Corp.	21,915	1,125,774
The Coca-Cola Co.	38,420	1,762,710
The Estee Lauder Cos., Inc., Class A	11,163	1,420,380
The Gap, Inc.	4,338	147,752
The Home Depot, Inc.	4,531	858,760
The J.M. Smucker Co.	7,690	955,406
The Procter & Gamble Co.	1,240	113,931
The TJX Cos., Inc.	24,610	1,881,681
The Toro Co.	7,518	490,399
Thermo Fisher Scientific, Inc.	6,065	1,151,622
Time Warner, Inc.	8,557	782,709
United Continental Holdings, Inc. (*)	2,937	197,954
United Rentals, Inc. (*)	3,776	649,132
United Technologies Corp.	8,900	1,135,373
UnitedHealth Group, Inc.	16,594	3,658,313
Validus Holdings, Ltd.	5,983	280,722
Vantiv, Inc., Class A (*)	21,555	1,585,370
Verizon Communications, Inc.	44,030	2,330,508
Versum Materials, Inc.	10,824	409,688
Visa, Inc., Class A	26,771	3,052,429
VMware, Inc., Class A (*)	7,436	931,880
Wal-Mart Stores, Inc.	17,911	1,768,711
Waste Management, Inc.	9,902	854,543
WEC Energy Group, Inc.	1,859	123,493
Welbilt, Inc. (*)	30,770	723,403
Wells Fargo & Co.	4,458	270,467
Williams-Sonoma, Inc.	2,501	129,302
Xcel Energy, Inc.	63,778	3,068,360
Zoetis, Inc.	22,460	1,618,018
		181,873,957
Total Common Stocks (Cost $267,467,017)		311,819,579

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 4.2%

Australia | 0.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	670	$543,851
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	422	337,479
			881,330
Belgium | 0.2%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	635	638,130

Canada | 0.2%
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	410	410,201
2.621%, 12/22/21	CAD	495	396,681
			806,882
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	470	619,308

France | 0.2%
Orange SA, 5.375%, 07/08/19	USD	598	625,032

Germany | 0.2%
BMW Finance NV, 3.375%, 12/14/18	GBP	650	899,166

Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	10,700	502,575

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	455	339,693

New Zealand | 0.2%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	1,000	865,596
Description	Security Currency	Principal Amount (000)	Fair Value

Norway | 0.1%
Telenor ASA, 1.750%, 05/22/18	USD	480	$479,316

Spain | 0.1%
Iberdrola International BV, 1.125%, 04/21/26	EUR	400	480,887

United Kingdom | 0.2%
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	502	729,517

United States | 2.2%
Alphabet, Inc., 3.625%, 05/19/21	USD	225	235,517
Amazon.com, Inc., 3.800%, 12/05/24	USD	480	506,846
Apple, Inc.:
2.850%, 02/23/23	USD	132	133,769
3.850%, 05/04/43	USD	575	596,860
Citigroup, Inc., 3.250% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	720	572,915
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	740	584,830
John Deere Capital Corp., 2.300%, 09/16/19	USD	240	240,128
Johnson & Johnson, 3.625%, 03/03/37	USD	300	316,703
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	405	433,322
Microsoft Corp., 4.450%, 11/03/45	USD	733	858,349
Morgan Stanley, 3.625%, 01/20/27	USD	510	521,814
NIKE, Inc., 2.375%, 11/01/26	USD	540	514,316
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	645	477,412
3.625%, 01/22/23	USD	520	537,101
The Home Depot, Inc., 2.625%, 06/01/22	USD	565	568,082

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Union Pacific Corp., 4.163%, 07/15/22	USD	500	$535,894
Wells Fargo & Co., 3.010% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	525	415,943
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	360	292,027
			8,341,828
Total Corporate Bonds (Cost $16,042,903)			16,209,260

Foreign Government Obligations | 6.6%

Australia | 0.5%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	660	568,414
3.000%, 03/22/24	AUD	730	579,063
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	635	582,225
			1,729,702
Bermuda | 0.3%
Government of Bermuda, 4.854%, 02/06/24	USD	1,015	1,098,869

Canada | 1.0%
City of Vancouver, 2.900%, 11/20/25	CAD	415	335,955
Export Development Canada, 1.800%, 09/01/22	CAD	190	149,311
Province of Alberta, 4.000%, 12/01/19	CAD	1,065	881,408
Province of British Columbia Canada, 4.700%, 06/18/37	CAD	280	284,622
Province of Ontario, 1.950%, 01/27/23	CAD	990	775,492
Province of Quebec:
1.650%, 03/03/22	CAD	330	257,524
2.500%, 04/20/26	USD	1,075	1,051,134
			3,735,446
Description	Security Currency	Principal Amount (000)	Fair Value

Cayman Islands | 0.1%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	360	$385,238

Chile | 0.1%
Republic of Chile, 3.125%, 01/21/26	USD	500	506,875

Czech Republic | 0.4%
Czech Republic: 1.100% (PRIBOR 1Year + 0.650%), 04/18/23 (§)	CZK	16,700	842,172
2.500%, 08/25/28	CZK	17,050	859,930
			1,702,102
France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	910	1,150,363

Hungary | 0.3%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	240,400	1,169,019

Italy | 0.1%
Italy Buoni Poliennali Del Tesoro, 2.250%, 09/01/36	EUR	495	548,791

Japan | 0.1%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	500	471,041

Mexico | 0.6%
Mexican Bonos, 6.500%, 06/09/22	MXN	21,880	1,065,465
United Mexican States, 6.750%, 02/06/24	GBP	640	1,068,240
			2,133,705

New Zealand | 0.4%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	1,145	897,392
4.500%, 04/15/27	NZD	670	505,789
			1,403,181

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 0.6%
City of Oslo Norway, 4.600%, 06/22/20	NOK	3,000	$396,201
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	600	586,547
Oslo Kommune:
3.550%, 02/12/21	NOK	3,000	388,880
3.650%, 11/08/23	NOK	3,000	396,976
2.350%, 09/04/24	NOK	4,000	497,150
			2,265,754
Panama | 0.2%
Republic of Panama, 4.000%, 09/22/24	USD	855	908,437

Poland | 0.4%
Poland Government Bonds: 1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	3,930	1,129,916
2.500%, 07/25/26	PLN	2,090	568,325
			1,698,241
Romania | 0.2%
Romanian Government Bonds, 2.875%, 10/28/24	EUR	420	556,850

Singapore | 0.6%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	2,740	2,184,912

Spain | 0.2%
Spain Government Bonds, 1.600%, 04/30/25	EUR	451	565,811

Sweden | 0.1%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (#)	USD	500	496,667

United Kingdom | 0.1%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	400	508,205

Total Foreign Government Obligations (Cost $24,872,856)			25,219,209
Description	Security Currency	Principal Amount (000)	Fair Value

Quasi Government Bonds | 0.5%

Canada | 0.2%
Canada Housing Trust No. 1, 2.400%, 12/15/22	CAD	685	$551,357

Mexico | 0.1%
Nacional Financiera SNC, 3.375%, 11/05/20	USD	500	511,668

Singapore | 0.2%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	795	823,156

Total Quasi Government Bonds (Cost $1,906,091)			1,886,181

Supranationals | 0.6%
African Development Bank, 2.375%, 09/23/21	USD	510	512,072
Asian Development Bank, 2.125%, 03/19/25	USD	735	716,706
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	790	607,305
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	250	181,581
International Finance Corp., 3.625%, 05/20/20	NZD	695	505,484

Total Supranationals (Cost $2,538,346)			2,523,148

US Municipal Bonds | 0.4%

California | 0.2%
California State Build America Bonds, 7.500%, 04/01/34	USD	575	851,471

Georgia | 0.1%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	350	334,044

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Pennsylvania | 0.0%
Pennsylvania State Build America Bonds Third Series B, 5.850%, 07/15/30	USD	50	$53,643

Wisconsin | 0.1%
Wisconsin State Build America Bonds Series D, 5.400%, 05/01/28	USD	175	187,555

Total US Municipal Bonds (Cost $1,456,762)			1,426,713

US Treasury Securities | 2.1%
US Treasury Notes:
1.625%, 08/15/22	USD	850	830,052
1.750%, 05/15/23	USD	850	828,907
2.125%, 05/15/25	USD	2,255	2,219,990
1.625%, 05/15/26	USD	3,065	2,886,020
3.125%, 11/15/41	USD	515	553,085
2.500%, 05/15/46	USD	855	812,396

Total US Treasury Securities (Cost $8,225,514)			8,130,450
Description	Shares	Fair Value

Short-Term Investments | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $17,095,014)	17,095,014	$17,095,014

Total Investments | 100.0% (Cost $339,604,503) (¤)		$384,309,554

Liabilities in Excess of Cash and Other Assets | 0.0%		(101,799)

Net Assets | 100.0%		$384,207,755

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	43,570	USD	33,426	CIT	02/22/18	$567	$—
AUD	118,737	USD	91,589	CIT	02/22/18	1,050	—
AUD	352,289	USD	270,000	HSB	02/22/18	4,859	—
CAD	781,900	USD	616,000	CIT	02/22/18	6,481	—
CHF	348,132	USD	352,825	HSB	02/22/18	5,667	—
CZK	1,326,253	USD	60,462	JPM	01/17/18	1,871	—
CZK	1,549,311	USD	70,630	JPM	01/17/18	2,186	—
EUR	227,767	USD	274,000	CIT	01/11/18	—	584
EUR	355,339	USD	420,000	CIT	01/11/18	6,555	—
EUR	684,226	USD	808,103	CIT	01/11/18	13,253	—
EUR	8,232,970	USD	9,724,883	HSB	01/11/18	158,120	—
EUR	2,686,666	USD	3,204,207	HSB	03/28/18	35,923	—
GBP	159,480	USD	216,000	HSB	02/22/18	—	335
GBP	228,979	USD	304,322	HSB	02/22/18	5,326	—
GBP	285,237	USD	383,203	SSB	03/28/18	2,998	—
JPY	33,552,892	USD	298,000	CIT	01/11/18	—	125
JPY	61,365,972	USD	551,000	CIT	01/11/18	—	6,206
JPY	1,076,135,176	USD	9,623,171	CIT	01/11/18	—	69,475
JPY	84,216,152	USD	753,014	HSB	01/11/18	—	5,361
JPY	66,588,262	USD	591,491	SSB	03/28/18	2,024	—
KRW	684,045,600	USD	629,239	HSB	03/09/18	10,426	—
NZD	778,011	USD	529,094	HSB	02/22/18	21,934	—
SEK	4,990,792	USD	593,524	CIT	02/22/18	16,681	—
SEK	503,220	USD	59,834	HSB	02/22/18	1,692	—
USD	1,151,863	AUD	1,518,087	CIT	02/22/18	—	32,562
USD	2,582,508	AUD	3,403,568	HSB	02/22/18	—	72,988
USD	673,214	AUD	873,199	HSB	03/28/18	—	7,981
USD	337,043	AUD	437,148	SSB	03/28/18	—	3,982
USD	168,567	CAD	215,026	CIT	02/22/18	—	2,618
USD	1,166,750	CAD	1,484,690	CIT	02/22/18	—	15,231
USD	284,330	CAD	365,043	HSB	02/22/18	—	6,285
USD	2,622,774	CAD	3,337,585	HSB	02/22/18	—	34,321
USD	2,882,198	CAD	3,667,638	HSB	03/28/18	—	38,820
USD	357,610	CAD	455,213	SSB	03/28/18	—	4,935
USD	839,891	CZK	18,169,368	CIT	01/17/18	—	14,052
USD	902,198	CZK	19,790,100	JPM	01/17/18	—	27,919
USD	74,936	CZK	1,611,651	JPM	02/26/18	—	950
USD	133,007	EUR	111,766	CIT	01/11/18	—	1,159
USD	742,064	GBP	558,346	HSB	02/22/18	—	12,988
USD	1,628,736	HKD	12,715,543	SSB	03/28/18	—	1,480
USD	540,392	HUF	143,827,268	JPM	02/22/18	—	16,350
USD	612,812	HUF	162,365,663	JPM	02/22/18	—	15,692
USD	591,241	JPY	66,588,262	HSB	03/28/18	—	2,274
USD	160,306	MXN	3,106,880	CIT	02/22/18	3,715	—

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	547,930	MXN	10,529,751	HSB	02/22/18	$17,215	$—
USD	726,551	MXN	14,080,817	HSB	02/22/18	16,857	—
USD	399,832	NOK	3,302,289	CIT	02/22/18	—	2,926
USD	1,268,886	NOK	10,481,682	HSB	02/22/18	—	9,494
USD	2,793,644	NZD	4,107,938	HSB	02/22/18	—	115,812
USD	1,527,121	PLN	5,498,233	HSB	02/22/18	—	52,486
USD	2,191,818	SGD	2,971,184	CIT	02/22/18	—	31,356
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$335,400	$606,747

The accompanying notes are an integral part of these financial statements.

Annual Report	35

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.2%
Global Dynamic Multi-Asset	0.4

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2017.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rates
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
WIBOR	—	Warsaw Interbank Bid/Offered Rates

Currency Abbreviations:

AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:

CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Aerospace & Defense	1.1%	—%	2.9%
Air Freight & Logistics	1.6	—	—
Airlines	1.3	—	1.5
Auto Components	3.8	1.5	1.1
Automobiles	1.8	3.6	0.6
Banks	9.0	25.6	7.1
Beverages	4.6	1.4	3.6
Biotechnology	2.3	—	2.5
Building Products	1.8	—	0.6
Capital Markets	1.2	—	3.5
Chemicals	3.0	—	1.5
Commercial Services & Suppliers	—	—	0.3
Communications Equipment	—	—	0.6
Construction & Engineering	2.5	—	0.3
Construction Materials	—	1.6	—
Consumer Finance	—	—	0.6
Containers & Packaging	—	—	0.4
Distributors	—	1.3	—
Diversified Financial Services	—	—	0.2
Diversified Telecommunication Services	3.9	2.3	2.8
Electric Utilities	1.4	—	2.1
Electrical Equipment	—	—	0.9
Electronic Equipment, Instruments & Components	—	1.6	1.2
Energy Equipment & Services	0.7	—	0.3
Equity Real Estate Investment Trusts (REITs)	—	—	1.3
Food & Staples Retailing	—	2.2	1.4
Food Products	—	—	0.9
Gas Utilities	—	0.9	0.1
Health Care Equipment & Supplies	2.0	—	0.7
Health Care Providers & Services	—	0.7	2.3
Hotels, Restaurants & Leisure	—	—	2.1
Household Durables	1.5	1.3	1.2
Household Products	—	0.6	0.2
Industrial Conglomerates	—	2.2	1.8
Insurance	7.0	3.4	3.5
Internet & Catalog Retail	—	—	0.4
Internet Software & Services	—	5.2	1.7
IT Services	3.1	6.2	3.9
Leisure Products	0.7	—	0.2
Life Sciences Tools & Services	—	—	0.7
Machinery	2.2	1.2	1.3
Marine	1.2	—	—
Media	1.0	—	1.4
Metals & Mining	2.5	1.4	0.6

The accompanying notes are an integral part of these financial statements.

Annual Report	37

Industry†	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Multiline Retail	2.7%	0.7%	0.6%
Multi-Utilities	—	—	0.8
Oil, Gas & Consumable Fuels	7.0	7.5	4.8
Paper & Forest Products	—	—	0.2
Personal Products	3.0	0.2	1.1
Pharmaceuticals	3.1	—	4.2
Professional Services	4.2	—	0.8
Real Estate Management & Development	2.6	—	1.5
Road & Rail	1.0	0.7	0.6
Semiconductors & Semiconductor Equipment	1.5	6.7	1.7
Software	2.6	—	2.4
Specialty Retail	0.8	0.7	3.2
Technology Hardware, Storage & Peripherals	—	4.4	1.4
Textiles, Apparel & Luxury Goods	—	—	0.3
Thrifts & Mortgage Finance	—	—	0.3
Tobacco	2.8	1.2	0.5
Trading Companies & Distributors	3.0	—	0.5
Transportation Infrastructure	—	1.4	0.1
Water Utilities	—	0.3	—
Wireless Telecommunication Services	2.2	8.7	0.6
Subtotal	97.7	96.7	85.9
Foreign Government Obligations	—	—	6.6
Supranationals	—	—	0.6
US Municipal Bonds	—	—	0.4
US Treasury Securities	—	—	2.1
Short-Term Investments	1.9	3.6	4.4
Total Investments	99.6%	100.3%	100.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

38	Annual Report

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Annual Report	39

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at fair value	$9,841,178	$66,637,591
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends and interest	7,266	70,747
Capital stock sold	7,478	119,578
Investments sold	13,497	168,278
Gross unrealized appreciation on forward currency contracts	—	—
Prepaid expenses	5,532	7,766
Total assets	9,874,951	67,003,960

LIABILITIES
Payables for:
Management fees	3,979	74,910
Accrued custodian fees	17,010	21,269
Accrued distribution fees	2,060	14,075
Accrued professional services	19,690	20,038
Capital stock redeemed	225	720
Investments purchased	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	1,783	4,374
Total liabilities	44,747	135,386
Net assets	$9,830,204	$66,868,574

NET ASSETS
Paid in capital	$7,853,925	$54,747,249
Undistributed (Distributions in excess of) net investment income (loss)	6,641	(5,449)
Accumulated net realized gain (loss)	279,884	3,065,324
Net unrealized appreciation (depreciation) on:
Investments	1,689,754	9,061,450
Foreign currency translations and forward currency contracts	—	—
Net assets	$9,830,204	$66,868,574

Service Shares
Net assets	$9,830,204	$66,868,574
Shares of capital stock outstanding*	757,010	8,031,487
Net asset value, offering and redemption price per share	$12.99	$8.33

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$8,151,424	$57,576,141
Cost of foreign currency	—	—

* $0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$220,471,649	$1,185,028,013	$384,309,554
—	—	6,068
141,660	115,107	181,660

1,189,472	1,126,721	880,770
63,325	651,015	210,265
114	—	8
—	—	335,400
1,257	—	—
221,867,477	1,186,920,856	385,923,725

195,915	974,216	223,754
48,790	351,323	118,139
45,055	193,577	79,397
23,486	51,734	33,496
22,088	3,360,501	16,698
217,270	523,704	615,245
—	—	606,747
8,276	237,014	22,494
560,880	5,692,069	1,715,970
$221,306,597	$1,181,228,787	$384,207,755

$181,566,268	$1,022,531,883	$339,381,130
341,314	1,040,208	(8,596)
(490,503)	(54,412,681)	391,690

39,874,725	212,075,696	44,705,051
14,793	(6,319)	(261,520)
$221,306,597	$1,181,228,787	$384,207,755

$221,306,597	$942,572,418	$384,207,755
20,441,925	39,964,765	28,474,543
$10.83	$23.59	$13.49

—	$238,656,369	—
—	10,240,090	—
—	$23.31	—
$180,596,924	$972,824,699	$339,604,503
$141,929	$117,253	$181,440

Annual Report	41

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$181,604	$831,149
Interest	—	—
Total investment income*	181,604	831,149

Expenses
Management fees (Note 3)	69,093	484,559
Distribution fees (Service Shares)	24,637	161,547
Custodian fees	33,130	43,285
Shareholders’ reports	8,788	22,288
Professional services	36,597	43,404
Administration fees	12,008	19,897
Shareholders’ meeting	5,272	9,944
Directors’ fees and expenses	5,341	7,143
Shareholders’ services	13,607	12,988
Other	2,729	3,987
Total gross expenses	211,202	809,042
Management fees waived and expenses reimbursed	(107,809)	(38,329)
Administration fees waived	(4,688)	—
Total net expenses	98,705	770,713
Net investment income (loss)	82,899	60,436

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	1,078,806	7,517,861
Foreign currency transactions	—	—
Forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,078,806	7,517,861
Net change in unrealized appreciation (depreciation) on:
Investments†	458,571	841,214
Foreign currency translations	—	—
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	458,571	841,214
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,537,377	8,359,075
Net increase (decrease) in net assets resulting from operations	$1,620,276	$8,419,511
* Net of foreign withholding taxes of	$192	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

42	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$6,772,068	$31,324,127	$6,392,497
—	—	1,314,725
6,772,068	31,324,127	7,707,222

2,286,719	11,039,220	2,642,472
749,458	2,197,733	826,891
109,371	644,458	184,056
21,986	214,455	47,950
114,309	206,204	93,897
60,266	167,448	57,443
16,600	125,001	23,649
19,566	41,819	15,502
15,434	31,622	14,398
14,839	26,555	18,829
3,408,548	14,694,515	3,925,087
(13,975)	—	(456,843)
—	—	—
3,394,573	14,694,515	3,468,244
3,377,495	16,629,612	4,238,978

81,506,300	28,012,158	19,199,482
(394,796)	(126,441)	88,780
—	—	(640,928)

81,111,504	27,885,717	18,647,334

(23,612,877)	228,612,495	37,962,847
92,041	(9,239)	10,603
—	—	608,204

(23,520,836)	228,603,256	38,581,654

57,590,668	256,488,973	57,228,988
$60,968,163	$273,118,585	$61,467,966
$930,791	$4,126,860	$318,496
$—	$231,743	$—
$—	$440,195	$—

Annual Report	43

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$82,899	$88,366	$60,436	$263,186
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,078,806	(517,325)	7,517,861	2,528,724
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	458,571	1,326,163	841,214	5,915,148
Net increase (decrease) in net assets resulting from operations	1,620,276	897,204	8,419,511	8,707,058

Distributions to shareholders
From net investment income
Service Shares	(149,459)	(10,679)	(230,504)	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	(284,563)	(105,677)	(6,156,719)	(3,171,705)
Net decrease in net assets resulting from distributions	(434,022)	(116,356)	(6,387,223)	(3,171,705)

Capital stock transactions
Net proceeds from sales
Service Shares	1,999,390	1,106,595	9,107,568	12,126,952
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	434,022	116,356	6,387,223	3,171,705
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(4,227,255)	(3,094,973)	(16,136,589)	(14,855,237)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(1,793,843)	(1,872,022)	(641,798)	443,420
Total increase (decrease) in net assets	(607,589)	(1,091,174)	1,390,490	5,978,773
Net assets at beginning of period	10,437,793	11,528,967	65,478,084	59,499,311
Net assets at end of period*	$9,830,204	$10,437,793	$66,868,574	$65,478,084
*Includes undistributed (distributions in excess of) net investment income (loss) of	$6,641	$80,766	$(5,449)	$230,470

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	906,860	1,083,612	8,090,372	8,047,591
Shares sold	160,592	103,039	1,102,955	1,607,794
Shares issued to shareholders from reinvestment of distributions	33,683	10,370	790,116	430,938
Shares redeemed	(344,125)	(290,161)	(1,951,956)	(1,995,951)
Net increase (decrease)	(149,850)	(176,752)	(58,885)	42,781
Shares outstanding at end of period	757,010	906,860	8,031,487	8,090,372

Investor Shares
Shares outstanding at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued to shareholders from reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Shares outstanding at end of period	—	—	—	—

The accompanying notes are an integral part of these financial statements.

44	Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi-Asset Portfolio
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

$3,377,495	$10,521,699	$16,629,612	$13,425,531	$4,238,978	$3,153,466

81,111,504	(22,285,589)	27,885,717	(56,173,874)	18,647,334	(2,369,317)

(23,520,836)	(18,237,459)	228,603,256	230,280,518	38,581,654	6,954,180

60,968,163	(30,001,349)	273,118,585	187,532,175	61,467,966	7,738,329

(5,235,528)	(8,837,795)	(15,335,733)	(8,897,841)	—	(728,536)
—	—	(4,580,560)	(2,325,656)	—	—

(46,926,172)	(1,500,336)	—	—	(20,127,755)	(911,504)
(52,161,700)	(10,338,131)	(19,916,293)	(11,223,497)	(20,127,755)	(1,640,040)

73,001,825	88,994,820	168,980,904	155,198,810	86,194,773	109,767,981
—	—	46,100,850	39,888,122	—	—

52,161,700	10,338,131	15,335,733	8,897,841	20,127,755	1,640,041
—	—	4,580,560	2,325,656	—	—

(565,677,666)	(87,990,969)	(325,859,757)	(185,865,415)	(56,741,278)	(46,886,208)
—	—	(48,566,540)	(42,152,216)	—	—

(440,514,141)	11,341,982	(139,428,250)	(21,707,202)	49,581,250	64,521,814
(431,707,678)	(28,997,498)	113,774,042	154,601,476	90,921,461	70,620,103
653,014,275	682,011,773	1,067,454,745	912,853,269	293,286,294	222,666,191
$221,306,597	$653,014,275	$1,181,228,787	$1,067,454,745	$384,207,755	$293,286,294

$341,314	$2,233,700	$1,040,208	$4,685,073	$(8,596)	$(3,614,604)

56,443,790	55,520,320	46,868,834	48,088,227	24,807,688	19,352,557
5,964,005	7,425,970	7,889,712	8,776,015	6,565,631	9,323,596

4,806,678	883,446	670,092	477,613	1,499,459	136,853
(46,772,548)	(7,385,946)	(15,463,873)	(10,473,021)	(4,398,235)	(4,005,318)
(36,001,865)	923,470	(6,904,069)	(1,219,393)	3,666,855	5,455,131
20,441,925	56,443,790	39,964,765	46,868,834	28,474,543	24,807,688

—	—	10,098,734	10,186,142	—	—
—	—	2,190,292	2,210,607	—	—

—	—	202,231	126,551	—	—
—	—	(2,251,167)	(2,424,566)	—	—
—	—	141,356	(87,408)	—	—
—	—	10,240,090	10,098,734	—	—

Annual Report	45

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$11.51	$10.64	$12.15	$12.02	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.06	0.09	0.11
Net realized and unrealized gain (loss)	1.94	0.90	(0.73)	1.68	2.80

Total from investment operations	2.07	1.00	(0.67)	1.77	2.91
Less distributions from:
Net investment income	(0.20)	(0.01)	(0.05)	(0.09)	(0.11)
Net realized gains	(0.39)	(0.12)	(0.79)	(1.55)	(1.22)

Total distributions	(0.59)	(0.13)	(0.84)	(1.64)	(1.33)

Net asset value, end of period	$12.99	$11.51	$10.64	$12.15	$12.02

Total Return (a)	18.10%	9.42%	-5.44%	14.71%	28.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,830	$10,438	$11,529	$12,391	$8,944
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.14%	2.48%	2.31%	2.59%	2.88%
Net investment income (loss)	0.84%	0.86%	0.53%	0.79%	0.97%
Portfolio turnover rate	76%	58%	86%	72%	66%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

46	Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$8.09	$7.39		$8.18	$8.71	$7.30
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.03	^	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	1.07	1.09		(0.19)	0.94	2.53

Total from investment operations	1.08	1.12		(0.21)	0.92	2.50
Less distributions from:
Net investment income	(0.03)	—		—	—	—
Net realized gains	(0.81)	(0.42)		(0.58)	(1.45)	(1.09)

Total distributions	(0.84)	(0.42)		(0.58)	(1.45)	(1.09)

Net asset value, end of period	$8.33	$8.09		$7.39	$8.18	$8.71

Total Return (a)	13.95%	15.78	%^	-2.38%	11.03%	35.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,869	$65,478		$59,499	$63,491	$58,923
Ratios to average net assets:
Net expenses	1.19%	1.25	%^	1.25%	1.25%	1.25%
Gross expenses	1.25%	1.32%		1.35%	1.32%	1.35%
Net investment income (loss)	0.09%	0.46	%^	-0.22%	-0.20%	-0.33%
Portfolio turnover rate	79%	94%		89%	92%	101%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was on a per share basis less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	47

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$11.57	$12.28	$12.50	$13.26	$11.12
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.19 ^	0.19	0.21	0.17
Net realized and unrealized gain (loss)	2.24	(0.71)	0.02	(0.76)	2.13

Total from investment operations	2.55	(0.52)	0.21	(0.55)	2.30
Less distributions from:
Net investment income	(0.33)	(0.16)	(0.21)	(0.21)	(0.16)
Net realized gains	(2.96)	(0.03)	(0.22)	—	—

Total distributions	(3.29)	(0.19)	(0.43)	(0.21)	(0.16)

Net asset value, end of period	$10.83	$11.57	$12.28	$12.50	$13.26

Total Return (a)	22.33%	-4.29%^	1.75%	-4.21%	20.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$221,307	$653,014	$682,012	$690,324	$689,512
Ratios to average net assets:
Net expenses	1.11%	1.08%^	1.11%	1.09%	1.10%
Gross expenses	1.12%	1.09%	1.11%	1.09%	1.10%
Net investment income (loss)	1.11%	1.59%^	1.42%	1.59%	1.41%
Portfolio turnover rate	44%	28%	37%	34%	40%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was on a per share basis less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

48	Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$18.78	$15.70		$19.96	$21.51	$22.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	0.23	^	0.27	0.37	0.31
Net realized and unrealized gain (loss)	4.89	3.04		(4.27)	(1.35)	(0.58)

Total from investment operations	5.20	3.27		(4.00)	(0.98)	(0.27)
Less distributions from:
Net investment income	(0.39)	(0.19)		(0.21)	(0.37)	(0.31)
Net realized gains	—	—		(0.05)	(0.20)	(0.13)

Total distributions	(0.39)	(0.19)		(0.26)	(0.57)	(0.44)

Net asset value, end of period	$23.59	$18.78		$15.70	$19.96	$21.51

Total Return (b)	27.76%	20.84	%^	-20.05%	-4.64%	-1.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$942,572	$880,047		$754,835	$859,747	$846,233
Ratios to average net assets:
Net expenses	1.38%	1.37	%^	1.39%	1.38%	1.38%
Gross expenses	1.38%	1.38%		1.39%	1.38%	1.38%
Net investment income (loss)	1.45%	1.29	%^	1.43%	1.66%	1.42%
Portfolio turnover rate	10%	12%		9%	12%	14%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Investor Shares
Net asset value, beginning of period	$18.56	$15.51		$19.74	$21.28	$21.99
Income (loss) from investment operations:
Net investment income (loss) (a)	0.37	0.26	^	0.32	0.42	0.37
Net realized and unrealized gain (loss)	4.83	3.02		(4.25)	(1.34)	(0.59)

Total from investment operations	5.20	3.28		(3.93)	(0.92)	(0.22)
Less distributions from:
Net investment income	(0.45)	(0.23)		(0.25)	(0.42)	(0.36)
Net realized gains	—	—		(0.05)	(0.20)	(0.13)

Total distributions	(0.45)	(0.23)		(0.30)	(0.62)	(0.49)

Net asset value, end of period	$23.31	$18.56		$15.51	$19.74	$21.28

Total Return (b)	28.07%	21.18	%^	-19.90%	-4.38%	-1.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$238,656	$187,408		$158,018	$229,855	$260,330
Ratios to average net assets:
Net expenses	1.14%	1.12	%^	1.15%	1.14%	1.14%
Gross expenses	1.14%	1.14%		1.15%	1.14%	1.14%
Net investment income (loss)	1.74%	1.52	%^	1.71%	1.91%	1.71%
Portfolio turnover rate	10%	12%		9%	12%	14%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was on a per share basis less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	49

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$11.82	$11.51	$11.86	$12.30	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.14	0.13	0.11	0.06
Net realized and unrealized gain (loss)	2.25	0.24	(0.19)	0.23	1.99

Total from investment operations	2.42	0.38	(0.06)	0.34	2.05
Less distributions from:
Net investment income	—	(0.03)	—	(0.07)	(0.04)
Net realized gains	(0.75)	(0.04)	(0.29)	(0.71)	(0.25)

Total distributions	(0.75)	(0.07)	(0.29)	(0.78)	(0.29)

Net asset value, end of period	$13.49	$11.82	$11.51	$11.86	$12.30

Total Return (a)	20.53%	3.30%	-0.44%	2.70%	19.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$384,208	$293,286	$222,666	$176,669	$99,760
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.19%	1.25%	1.31%	1.33%	1.70%
Net investment income (loss)	1.28%	1.23%	1.18%	1.19%	1.01%
Portfolio turnover rate	104%	105%	114%	105%	62%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

50	Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2017

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of December 31, 2017, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other eighteen Portfolios had not commenced operations as of December 31, 2017.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of

Annual Report	51

comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the International Equity Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign

52	Annual Report

currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(2,616,173)	$(43,779,077)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$8,151,344	$1,706,245	$16,411	$1,689,834
US Small-Mid Cap Equity	57,754,152	9,518,783	635,344	8,883,439
International Equity	181,087,427	40,938,622	1,554,319	39,384,303
Emerging Markets Equity	981,605,270	270,823,864	67,400,824	203,423,040
Global Dynamic Multi-Asset	340,214,924	47,447,743	4,110,350	43,337,393

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available

Annual Report	53

capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The US Small-Mid Cap Equity and International Equity Portfolios intend, on their 2017 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Strategic Equity	$1	$(7,565)	$7,564
US Small-Mid Cap Equity	673,065	(65,851)	(607,214)
International Equity	11,517,777	(34,353)	(11,483,424)
Emerging Markets Equity	—	(358,184)	358,184
Global Dynamic Multi-Asset	1	(632,970)	632,969

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

US Strategic Equity	$149,459	$51,023	$284,563	$65,333
US Small-Mid Cap Equity	230,504	86,716	6,156,719	3,084,989
International Equity	5,235,528	8,837,882	46,926,172	1,500,249
Emerging Markets Equity	19,916,293	11,223,497	—	—
Global Dynamic Multi-Asset	10,108,756	728,536	10,018,999	911,504

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income/ Deferred Late- Year Ordinary Losses	Undistributed Long-Term Capital Gain/ Deferred Capital Losses	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Strategic Equity	$6,641	$279,804	$1,689,834
US Small-Mid Cap Equity	2,334,165	903,721	8,883,439
International Equity	341,233	—	39,399,096
Emerging Markets Equity	1,803,051	(46,395,250)	203,289,103
Global Dynamic Multi-Asset	1,233,579	253,399	43,339,647

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and dis-

54	Annual Report

closure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity (a)	1.15	N/A
International Equity	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi-Asset	1.05	N/A

(a) From January 1, 2017 to June 6, 2017, percentage was 1.25%.

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

US Strategic Equity	$69,093	$38,716
US Small-Mid Cap Equity	38,329	—
International Equity	13,975	—
Global Dynamic Multi-Asset	456,843	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived $4,688 of its fund administration fee for US Strategic Equity Portfolio.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios have experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of manage-

Annual Report	55

ment fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate com-

pensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$7,295,235	$9,475,342
US Small-Mid Cap Equity	49,695,136	56,630,689
International Equity	131,755,577	595,953,748
Emerging Markets Equity	110,775,882	250,090,130
Global Dynamic Multi-Asset	355,013,269	334,807,756

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$5,076,169	$1,022,125

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic

56	Annual Report

factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily

Annual Report	57

inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), a Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for deriva-

tives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the

58	Annual Report

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

US Strategic Equity Portfolio
Common Stocks*	$9,462,464	$—	$—	$9,462,464
Short-Term Investments	378,714	—	—	378,714
Total	$9,841,178	$—	$—	$9,841,178

US Small-Mid Cap Equity Portfolio
Common Stocks*	$64,849,153	$—	$—	$64,849,153
Short-Term Investments	1,788,438	—	—	1,788,438
Total	$66,637,591	$—	$—	$66,637,591

Annual Report	59

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

International Equity Portfolio
Common Stocks*
Australia	$—	$7,002,613	$—	$7,002,613
Belgium	—	5,474,891	—	5,474,891
Brazil	—	1,895,218	—	1,895,218
Canada	9,793,159	—	—	9,793,159
Denmark	—	5,605,827	—	5,605,827
Finland	—	3,248,440	—	3,248,440
France	—	23,285,678	—	23,285,678
Germany	—	9,317,346	—	9,317,346
Ireland	2,891,689	5,065,309	—	7,956,998
Italy	—	1,533,209	—	1,533,209
Japan	—	40,691,358	—	40,691,358
Luxembourg	—	1,463,420	—	1,463,420
Netherlands	—	15,133,578	—	15,133,578
Norway	—	6,312,889	—	6,312,889
Singapore	—	5,353,987	—	5,353,987
Spain	—	3,702,179	—	3,702,179
Sweden	—	7,554,448	—	7,554,448
Switzerland	—	14,447,309	—	14,447,309
Taiwan	3,267,160	—	—	3,267,160
Turkey	—	2,397,485	—	2,397,485
United Kingdom	—	32,048,042	—	32,048,042
United States	8,883,775	—	—	8,883,775
Short-Term Investments	4,102,640	—	—	4,102,640
Total	$28,938,423	$191,533,226	$—	$220,471,649

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$18,825,926	$—	$—	$18,825,926
Brazil	25,501,477	98,032,764	—	123,534,241
China	95,902,401	101,178,028	—	197,080,429
Egypt	627,988	8,832,152	—	9,460,140
Hungary	—	20,040,966	—	20,040,966
India	—	114,434,602	—	114,434,602
Indonesia	19,928,070	41,242,394	—	61,170,464
Malaysia	—	6,989,020	—	6,989,020
Mexico	37,654,800	—	—	37,654,800
Pakistan	—	17,036,025	—	17,036,025
Philippines	8,181,760	—	—	8,181,760
Russia	17,088,229	87,951,484	—	105,039,713
South Africa	—	120,074,289	—	120,074,289
South Korea	—	171,169,770	—	171,169,770
Taiwan	—	61,213,298	—	61,213,298
Thailand	—	14,796,068	—	14,796,068
Turkey	—	56,183,741	—	56,183,741
Short-Term Investments	42,142,761	—	—	42,142,761
Total	$265,853,412	$919,174,601	$—	$1,185,028,013

60	Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$8,930,228	$—	$8,930,228
Austria	—	1,047,273	—	1,047,273
Belgium	—	174,287	—	174,287
Canada	13,705,046	—	—	13,705,046
Denmark	945,260	2,493,747	—	3,439,007
Finland	728,500	195,774	—	924,274
France	890,322	7,411,059	—	8,301,381
Germany	2,401,913	6,515,932	—	8,917,845
Hong Kong	1,800,444	2,951,436	—	4,751,880
Ireland	1,307,662	—	—	1,307,662
Israel	654,844	248,709	—	903,553
Italy	—	792,780	—	792,780
Japan	5,141,356	22,793,551	—	27,934,907
Luxembourg	—	659,155	—	659,155
Malta	—	156,485	—	156,485
Netherlands	1,306,066	4,409,146	—	5,715,212
New Zealand	—	331,282	—	331,282
Norway	—	6,341,160	—	6,341,160
Singapore	822,745	2,903,053	—	3,725,798
Spain	—	2,344,316	—	2,344,316
Sweden	2,170,724	1,527,716	—	3,698,440
Switzerland	674,111	5,354,509	—	6,028,620
United Kingdom	9,613,071	10,201,960	—	19,815,031
United States	181,344,137	529,820	—	181,873,957
Corporate Bonds*	—	16,209,260	—	16,209,260
Foreign Government Obligations*	—	25,219,209	—	25,219,209
Quasi Government Bonds*	—	1,886,181	—	1,886,181
Supranationals	—	2,523,148	—	2,523,148
US Municipal Bonds	—	1,426,713	—	1,426,713
US Treasury Securities	—	8,130,450	—	8,130,450
Short-Term Investments	17,095,014	—	—	17,095,014
Other Financial Instruments†
Forward Currency Contracts	—	335,400	—	335,400
Total	$240,601,215	$144,043,739	$—	$384,644,954

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(606,747)	$—	$(606,747)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.

†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities

(see Note 2(a)), certain equity securities (other than those securities described in footnote (‡) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a signifi-

Annual Report	61

cant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$24,884,735
Global Dynamic Multi-Asset	4,086,451

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi-Asset Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$75,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$335,400
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$606,747

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(640,928)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$608,204

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2017.

As of December 31, 2017, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

62	Annual Report

The required information for the affected Portfolio is presented in the below table, as of December 31, 2017:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$335,400	$ —	$335,400

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$48,302	$(48,302)	$—	$—
HSBC Bank USA NA	278,019	(278,019)	—	—
JPMorgan Chase Bank NA	4,057	(4,057)	—	—
State Street Bank and Trust Co.	5,022	(5,022)	—	—
Total	$335,400	$(335,400)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$ 606,747	$ —	$ 606,747

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$176,294	$(48,302)	$—	$127,992
HSBC Bank USA NA	359,145	(278,019)	—	81,126
JPMorgan Chase Bank NA	60,911	(4,057)	—	56,854
State Street Bank and Trust Co.	10,397	(5,022)	—	5,375
Total	$606,747	$(335,400)	$—	$271,347

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements and the following, there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2017, the International Equity and Emerging Markets Equity Portfolios received settlement proceeds in the amount of $102,815 and $107,481, respectively, from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received.

Annual Report	63

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Funds”) comprising Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 14, 2014, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Lazard Retirement Series, Inc. as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 13, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

64	Annual Report

Lazard Retirement Series, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of The Lazard Funds, Inc. and the Fund was held on October 20, 2017, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	86,848,352	4,655,272
Trevor W. Morrison	86,752,185	4,751,439
Nathan A. Paul	87,074,406	4,429,218

Proposal 2A:

To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

US Strategic Equity	606,250	15,507	102,856
US Small-Mid Cap Equity	6,515,356	681,128	629,927
International Equity	13,923,118	577,051	1,093,764
Emerging Markets Equity	35,779,974	3,013,040	3,249,973
Global Dynamic Multi-Asset	19,692,048	2,427,539	3,196,094

Proposal 2B:

To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

US Strategic Equity	603,951	15,739	104,923
US Small-Mid Cap Equity	6,580,902	643,227	602,282
International Equity	13,880,522	613,583	1,099,827
Emerging Markets Equity	36,006,360	2,779,850	3,256,777
Global Dynamic Multi-Asset	19,964,305	2,153,053	3,198,322

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain

US Strategic Equity	549,579	70,679	104,355
US Small-Mid Cap Equity	6,266,544	967,454	592,413
International Equity	13,625,557	932,237	1,036,139
Emerging Markets Equity	35,033,686	3,668,748	3,340,553
Global Dynamic Multi-Asset	19,321,959	2,761,835	3,231,886

Annual Report	65

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (May 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

66	Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report	67

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section.

68	Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Retirement Equity Franchise Portfolio

At a meeting of the Board held on August 8, 2017, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Retirement Equity Franchise Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides to the Fund, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 40 active funds comprised approximately $35 billion of the approximately $226 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2017); the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $35 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data. They noted the methodology and assumptions used by Strategic Insight.

Advisory Fee and Expense Ratio. The Directors discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio for the New Portfolio (as limited by the Investment Manager (“net”)) and the comparisons provided

Annual Report	69

by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for the New Portfolio to its group1 of comparison funds (“Group”). The proposed contractual advisory fee and expense ratio for the New Portfolio were below the medians for the Group. The Board also considered the fees paid by other pooled vehicles advised by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (the “Equity Franchise Other Accounts”).

Performance. The Directors considered the performance of the Equity Franchise Other Accounts compared to the MSCI World Index (the “Index”) for the one-year, three-year and since inception periods ended June 30, 2017; the second quarter of 2017; year-to-date through June 30, 2017; and calendar years 2014, 2015 and 2016. The performance of the Equity Franchise Other Accounts (net of fees) was above that of the Index for all periods, and with slightly lower volatility (since inception) than the Index.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratio reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager’s representa-

tives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $226 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the fees to be paid to the Investment Manager were appropriate in light of the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio

1 The New Portfolio has one comparison group, corresponding to Service Shares.

70	Annual Report

increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

In evaluating the New Portfolio Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board considered these con-

clusions and determinations in their totality and determined to approve the New Portfolio Management Agreement. In deciding whether to vote to approve the New Portfolio Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Annual Report	71

NOTES

Lazard Retirement Series, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardassetmanagement.com

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $103,938 in 2016 and $222,172 in 2017 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $163,000 in 2016 and $175,000 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,379 in 2016 and $81,477 in 2017. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $72,079 in 2016 and $53,417 in 2017. The aggregate fees billed in the Reporting Periods for

Tax Services provided by the Auditor to Service Affiliates which required preapproval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Preapproval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,152,787 in 2016 and $938,003 in 2017.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/	Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 9, 2018

By	/s/	Christopher Snively
Christopher Snively
Chief Financial Officer

Date March 9, 2018